UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report December 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	—	FGIYX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF’s asset management business.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been the lead portfolio manager and John G. Wenker has been the co-portfolio manager since its inception in 2007. Tryg T. Sarsland was added as a co-portfolio manager to the Fund in 2012. For the Nuveen Real Asset Income Fund, Jay has been the lead portfolio manager, while John and Jeffrey T. Schmitz, CFA, have co-managed the Fund since its inception in 2011. For the Nuveen Real Estate Securities Fund, Jay has served as lead portfolio manager since he joined the Fund’s management team in 2005. John, who serves as a co-portfolio manager, joined the team in 1999, while Scott C. Sedlak joined the team as a co-portfolio manager in 2011. On the following pages, the portfolio management teams for these Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended December 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended December 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the fourth quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 2.6% annual rate, compared with 4.6% in the second quarter and 5.0% in the third quarter of 2014. The decline in real GDP growth rate from the third quarter to the fourth quarter primarily reflects an upturn in imports, a downturn in federal government spending, and decline in exports. These were partly offset by an upturn in consumer spending. The Consumer Price Index (CPI) rose 0.8% year-over-year as of December 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of December 31, 2014, the national unemployment rate was 5.6%, the lowest

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

level since July 2008, down from the 6.7% reported in December 2013. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.7% for the twelve months ended November 2014 (most recent data available at the time this report was prepared).

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early June high of approximately $105/barrel and ended the reporting period at approximately $65/barrel (source: West Texas Intermediate).

During the final months of the reporting period, market volatility spiked to levels not seen since 2011 and the equity market experienced a brief 10% correction. The increased volatility was the result of the weaker-than-expected economic data from Europe as well as anxiety over the Fed’s pending shift to tighter monetary policy. After trailing their large-cap brethren for much of the year, small-cap stocks rallied and outperformed during the fourth quarter. The Russell 2000® Index hit an all-time high near the end of December; however, the index only gained 4.89% for the year. Small caps, which are viewed as more exposed to the domestic economy, were propelled upward by the improvements in jobs data, U.S. GDP, consumer spending and personal incomes. The Dow Jones Industrial Average briefly topped 18,000 for the first time in its history and the broad market S&P 500 ®Index delivered a total return of 13.69% for the year. Growth stocks made a comeback during the final months of the year as biotechnology and software companies recovered some of their value lost during the middle six months of the year. However, given the dramatic decline in oil and natural gas prices, energy stocks were hit hard across the capitalization spectrum. As economic malaise continued overseas, virtually all non-U.S. developed markets and many emerging markets ended the year in negative territory. The MSCI EAFE Index ended the year down 4.48% and the MSCI Emerging Markets Index fell 1.82% over 2014.

Nuveen Global Infrastructure Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and since inception periods ended December 31, 2014. For the twelve-month reporting period ending December 31, 2014, the Fund’s Class A Shares at net asset value (NAV) outperformed the S&P Global Infrastructure Index and the Lipper classification average.

What strategies were used to manage the Fund during this twelve-month reporting period and how did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should

6	Nuveen Investments

provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the reporting period, the global infrastructure sector posted a strong 12.98% return as measured by the S&P Global Infrastructure Index, just shy of the broad U.S. equity market return of 13.69% (S&P 500® Index). The sector outpaced the global markets (MSCI ACWI Index) by almost 9% as investors’ favored U.S. markets and more defensive names with highly visible cash flows. The Fund’s performance versus its benchmark benefited from favorable results in nearly all of its sectors, with particular strength seen in the areas of master limited partnerships (MLPs), gas utilities, logistics, technology infrastructure and toll roads. Stock selection in the pipeline sector and an underweight in the strongly performing electric utilities sector were the only notable detractors versus the S&P Global Infrastructure Index. Also, given the strong advance in the infrastructure asset class, any cash in the Fund served as a drag on relative performance. We averaged around 1% of the Fund in cash during the reporting period, which is typical and necessary to provide ample liquidity.

The leading positive contributor to the Fund’s relative performance was the MLP sector, both in terms of security selection and an overweight versus the index. During the reporting period, the Fund averaged slightly more than a 3.5% weight to the MLP space versus very minimal exposure within the index. In terms of stock selection, the Fund benefited from our preference for owning pipeline and midstream asset MLPs that have strong general partners who are committed to dropping down assets to facilitate growth and that retain the majority of their cash flows instead of sharing them with the general partner. Generally declining interest rates throughout the year have supported these capital intensive industries, while investor demand for companies that pay attractive dividends has been a tailwind in the low interest rate environment as well. Given their higher expected rates of growth in earnings and dividends, several of our MLP holdings performed better than many sectors of infrastructure and the broader equity markets. In addition, some companies held in the Fund were further buoyed by an announcement from Williams Companies Inc. regarding plans to complete its takeover of Access Midstream Partners L.P., a company in which it already had substantial equity ownership. After this announced transaction, other MLPs that were potential takeover candidates rose substantially in price.

In gas utilities, lack of exposure to U.K. gas utility Centrica, which is a large benchmark constituent, was the main contributor to positive relative returns in the space. U.K. utilities continued to be hampered by heightened political risk. Compared to many other European countries, the U.K. previously had a political and regulatory environment that was very supportive for utility returns. However, during the reporting period, political pressure increased to freeze prices for retail consumers, which hampered stock performance while increasing volatility within the space. Also, the Fund’s results benefited from out-of-index positions in U.S.-based natural gas transmission companies NiSource, Inc. and Questar Corporation. Our position in NiSource was predicated on our belief that the company was on the verge of splitting off its natural-gas pipeline business in the form of an MLP, which was announced at the end of September. NiSource’s shares advanced strongly following the announcement of the spinoff.

Another contributor to the Fund’s relative performance was stock selection in the logistics sector. The Fund’s results benefited from two post office stocks we owned in the logistics sector, Bpost SA and Singapore Post Limited.

The Fund also benefited from its out-of-index exposure to the technology infrastructure sector as the aggregate return of its holdings in the sector significantly outpaced the overall return of the S&P Global Infrastructure Index. We owned a handful of technology infrastructure holdings spread across the cell phone tower and satellite industries. Our cell phone tower providers, in particular, continued to benefit from favorable long-term trends in the sector, including the ever growing demand from wireless customers for increasing amounts of data.

In the toll road sector, the Fund’s outperformance was due to its substantial underweight to Spanish firm Abertis Infraestructuras S.A. We continued to have conviction in our underweight, which was based on the company’s lofty valuation and our lackluster outlook for Spanish and Brazilian toll road traffic. Abertis is a large benchmark weight and our significant active underweight bolstered relative returns as the company’s shares fell.

In terms of detractors, the Fund’s performance shortfall in the pipeline sector was mostly due to underweights in names that were exposed to unexpected positive catalysts. For example, the Fund had no exposure to Cheniere Energy, Inc., which constructs and operates liquefied natural gas (LNG) export facilities. The company also possesses contracts for offtake of the natural gas, but it doesn’t own any pipeline assets and has yet to produce positive cash flow. For these reasons, we don’t believe the company is cur-

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

rently appropriate for the Fund. However, during the reporting period, Cheniere’s stock advanced strongly on the back of new legislation that effectively made LNG exportation more difficult due to a change in the regulatory process. This gave Cheniere a competitive advantage given that the company already has one facility under construction and has secured permits for others. Also, the Fund had an underweight position in Williams Companies, Inc., which is a large index holding. As mentioned above, the company’s shares performed very well after it announced the purchase of Access Midstream Partners in late June. This transaction will increase the quality of Williams’ existing asset profile and move the company toward more of a single business focus general partner position, while the expected growth in cash flow due to the transaction appeared to be immediately accretive. By the end of the reporting period, the Fund had moved to a modest overweight in Williams.

Toward the end of the reporting period, as oil prices plunged, Europe’s economy declined and market volatility increased, we lowered the Fund’s exposure to both the pipeline and MLP sectors as well as emerging markets. We also pulled back our exposure to several U.S. gas utilities that have marketing and/or midstream businesses because we were concerned that sentiment might start to shift against these names due to dramatically falling commodity prices. With the expectation that rates would come down in the short run, we took the proceeds and invested them in the electric utilities sector. These portfolio additions, which are primarily regulated utilities in the U.S., are highly correlated to moves in interest rates. Although valuations looked fairly valued to slightly stretched in U.S. electric utilities, we believe this is the correct positioning to maintain until we see signs of an improvement in commodity prices and the overall global economy. This shift increased the Fund’s U.S. exposure while its electric utilities sector weighting is still a fairly significant underweight in the sector relative to the benchmark. In terms of emerging market reductions, we eliminated virtually all exposure to utilities and toll roads in Brazil due to the ongoing uncertainties surrounding the regulatory environment, corporate governance, foreign currency and traffic levels.

Nuveen Real Asset Income Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended December 31, 2014. For the twelve-month reporting period ending December 31, 2014, the Fund’s Class A Shares at net asset value (NAV) performed in line with the Real Asset Income Blend benchmark, and outperformed the Barclays U.S. Corporate High Yield Index and the Lipper classification average.

What strategies were used to manage the Fund during this twelve-month reporting period and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

During the reporting period, four of the five “real asset” categories represented in the Fund continued to produce strong returns, spurred on by falling interest rates and a market shift toward more defensive areas. Real estate investment trust (REIT) common equities were the top performing asset class within the Real Asset Income Blend benchmark. The tailwinds that boosted the REIT common equity segment included declining interest rates, solid underlying fundamentals, better U.S. economic and jobs data, as well as relatively attractive valuations. As measured by the MSCI U.S. REIT Index, the segment advanced 30.38% for the twelve-month reporting period, rebounding from its significant underperformance in 2013. REIT preferreds, which typically have longer durations, also benefited from declining rates as the BofA Merrill Lynch REIT Preferred Index gained 22.86% for the year. Both REIT segments significantly outperformed the broad U.S. equity market (S&P 500® Index, 13.69%) and the global markets (MSCI ACWI Index, 4.71%) over the twelve-month reporting period. Returns for global infrastructure common equities were just shy of the broad U.S.

8	Nuveen Investments

equity market return, but significantly above global markets as investors favored U.S. markets and more defensive names with highly visible cash flows. Global infrastructure common equities returned 12.98%, as measured by the S&P Global Infrastructure Index.

Conversely, the high yield bond market faltered in the second half of the reporting period after posting strong results in the first half. High yield bonds were weighed down by a confluence of factors, most notably the declining outlook for global growth and the precipitous drop in oil prices. The latter had the greatest impact on the high yield market because up to 14% of common high yield indexes consist of credits exposed to oil, more so than any other sector. The uptick in volatility seen in the high yield market in the second half of the reporting period, coupled with reduced market liquidity, caused risk premiums in the high yield space to rise significantly. The market gained 2.45% for the twelve-month reporting period as measured by the Barclays High Yield Index.

The Fund continued to generate a consistent gross yield that remained well above our overall yield hurdle, while producing a total return in line with its Real Asset Income Blend benchmark. We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s top-performing areas on a relative basis for the twelve-month reporting period were high yield debt and infrastructure common equity. Results in the REIT common equity sector were in line with the benchmark, while the infrastructure preferred and REIT preferred portions of the Fund detracted on a relative basis.

Relative to the Fund’s Real Asset Income Blend benchmark, the high yield portion of the portfolio was beneficial to returns. Our outperformance in the high yield segment was driven by favorable security selection. In terms of industries within high yield, the Fund benefited from selections in the hospital, utilities and general industrial areas. Also, although our portfolio had energy exposure, which did detract somewhat, it was concentrated in the midstream and refining segments. These industries are substantially less volatile than the exploration and production and oil services segments. Our energy holdings were broadly diversified across U.S. pipeline operators that earn the bulk of their revenues on a fee-for-service basis, refineries that we believe are geographically well protected and storage facilities that operate under term contracts. In light of the dramatic sell-off in energy prices in the second half of the reporting period, we reassessed all of our energy-related credits in the fixed income portfolio. Although some of these energy holdings took mark-to-market price hits, we don’t believe any of the credits the Fund owns are irreparably impaired.

The Fund also saw strong relative results in the infrastructure common equity space, both from favorable stock selection across several industries and an underweight to this sector. In the REIT common equity portion of the Fund, performance overall was in line with the benchmark. Although the Fund’s REIT common equity holdings, in aggregate, returned slightly less than the benchmark because we tend to focus on higher yielding REITs, which underperformed, our significant overweight to this strongly performing sector offset the shortfall. The Fund’s REIT common equity weighting was almost double the weight in the blended benchmark. Many investors moved into REITs as a defensive hiding place during the reporting period, while REIT yields were also generally viewed as attractive with 10-year Treasury rates falling so much during the reporting period.

Also, during the twelve-month reporting period, we shorted five-year U.S. Treasury futures contracts to reduce the duration of the Fund’s fixed income holdings as a hedge against potential increases in interest rates. The investment in futures had a modestly negative effect on performance, as interest rates moved lower.

Both of the Fund’s preferred segments detracted from relative results. Underperformance in infrastructure preferreds was mainly due to foreign currency effects. The Fund has virtually no overlap between its infrastructure preferred exposure and the benchmark, which is comprised primarily of U.S. domiciled REIT and financial preferreds. Most of our holdings in this segment are hybrid securities that are denominated primarily in euros. So while these holdings had strong returns on a local currency basis, when the returns were converted to dollars, they were not as favorable. The Fund’s REIT preferred exposure also modestly detracted during the reporting period. Although the returns of our holdings in the REIT preferred portfolio were very favorable, the Fund had a slight underweight to this asset class, which led it to detract overall. As discussed in the market review above, the REIT preferred area of the market performed strongly during the reporting period.

During the reporting period, we increased the Fund’s U.S. exposure to a level that is above what we expect it to be over the long term. We believe the trends contributing to the recent outperformance by the U.S. will continue, including flat economic growth overseas and negative pressures on foreign currencies. Therefore, we are comfortable with this elevated U.S. weight for the time being.

In terms of sector weights, the Fund’s overall allocation to common equities remained near the top end of its historical range. Within common equity, we continued to have very few energy holdings and actually reduced that exposure further as energy prices continued to fall. The reductions came in the infrastructure common equity segment and a modest reduction in pipelines. At the end of

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

the reporting period, the majority of our Fund’s energy exposure resided in the fixed income portion of the portfolio. The infrastructure common equity area of the Fund remains substantially below the benchmark weight of the portfolio, while REIT common equity is still a significant overweight. We originally established the overweight in REIT common equities because we thought they were trading at large discounts to NAV at the end of 2013. We maintained the overweight as REITs climbed back to trade at fair value because of the interest rate environment in the U.S. as well as the segment’s lack of exposure to foreign currency effects and to the flat growth rates found overseas. Also, REIT common equity has no direct energy exposure and very little indirect energy exposure, only in markets such as Houston, Texas.

As of the end of the reporting period, preferred shares represented about 29% of the Fund’s portfolio with approximately half in REIT preferreds and the other half in infrastructure preferreds. For the same reasons we are constructive about real estate, we are also more constructive on preferred shares. Interest rates are low and we don’t see a lot of upward pressure due to deflationary conditions in most major regions of the world outside of the U.S. Also, the expected inflationary pressures in the U.S. are likely to be more benign than expected, partly due to energy’s effect on inflation. High yield debt exposure ended the reporting period at slightly above 17% of the Fund’s portfolio with the largest sector concentrations in energy (pipelines), hospitals, technology infrastructure and waste handlers.

Nuveen Real Estate Securities Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2014?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended December 31, 2014. For the twelve-month reporting period ending December 31, 2014, the Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI U.S. REIT Index and the Lipper classification average.

What strategies were used to manage the Fund during this twelve-month reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

In a dramatic reversal from 2013, the public commercial real estate sector significantly outperformed the broad U.S. stock market by more than 16% during 2014 amidst an environment where interest rates in the United States generally fell and the defensive sectors of the market outperformed. As measured by the MSCI U.S. REIT Index, the public commercial real estate sector gained 30.38% versus the S&P 500® Index’s return of 13.69%. Real estate investment trust (REIT) fundamentals remained stable as the majority of these companies generally have solid balance sheets and growing dividend yields as they pass through much of the income growth they experience to shareholders. The tailwinds in the space were a result of declining interest rates, solid underlying fundamentals, better U.S. economic and jobs data, as well as relatively attractive valuations. After a slight pullback by REITs in the third quarter of 2014, investors returned to the sector in the fourth quarter after global growth concerns and very low interest rates in Europe caused Treasury rates to fall again. In addition, investors were drawn to the REIT space for the income these companies provide, especially given the low absolute yields offered in broader equities and traditional fixed income instruments. Relative to historic averages, REITs still enjoyed a very low cost of capital, while the outlook for operating fundamentals was largely unchanged. Net operating income across the space appears poised for another year of growth above long-term averages and, after a very long period of muted building, several sectors began to see development in areas where job growth is supportive.

The Fund’s outperformance versus the MSCI U.S. REIT Index and its peers was driven by strong results in several sectors, particularly net lease, health care REITs and hotel REITs. The only two property sectors within the Fund that had underperformance versus the benchmark were community centers and mortgage REITs. Also, given the extremely strong returns in excess of 30% in the REIT asset class, any cash in the Fund served as a drag on relative performance. We averaged slightly less than 1.5% of the Fund’s assets in cash during the reporting period, which is typical and necessary to provide ample liquidity.

10	Nuveen Investments

Net lease was by far the most significant contributor to the Fund’s relative returns, with outperformance driven both by security selection and a substantial underweight to the sector. In terms of security selection, the positive attribution was concentrated in one name, American Realty Capital Properties, Inc. We have held an underweight position in American Realty Capital Properties, which is the largest net lease weight in the index, for quite some time due to what we believed to be an overly aggressive growth-through-acquisition strategy and some confusing investor communications about stated company objectives relative to actual operations. Toward the end of the reporting period, the company announced the termination of its CFO due to accounting irregularities that had not been properly addressed in the past. Management also stated that corrected and audited financials would not be released until the first quarter of 2015. These actions caused a significant drop in the stock, which was already down for the year, during a period that saw most REITs move substantially higher. Therefore, the Fund’s large underweight was a boon to relative performance. The Fund’s beneficial underweight to the net lease sector overall was predicated on the positioning that we maintained throughout 2014 in favor of companies operating under shorter lease terms. That positioning was reflected in the Fund’s underweight positions in both the net lease and health care REIT sectors.

The health care REIT holdings within our portfolio significantly outperformed the index return for the sector, which more than made up for our Fund’s underweight position in this strongly performing space. The positive attribution was spread throughout a number of companies; however, a substantial underweight position in Senior Housing Properties Trust was the most beneficial position in terms of outperformance. Our underweight to this name was driven mostly by uncertainty about the company’s operating fundamentals. We are also mindful of the fact that Senior Housing Properties Trust is externally managed. We generally prefer management’s incentives to be better aligned with shareholders; therefore, we believe the company’s corporate structure also warrants our underweight position relative to other companies in the health care REIT sector.

The hotel REIT sector also contributed favorably to the Fund’s positive relative performance, driven again by stock selection. RLJ Lodging Trust, Host Hotels & Resorts, Inc. provided the bulk of the outperformance during the reporting period. In the case of RLJ Lodging, an overweight position was beneficial as its shares advanced during the reporting period. Investors applauded as company management continued to execute on its strategy of upgrading portfolio quality by disposing of non-core assets and recycling that capital into higher quality, core-type properties. These activities resulted in a stronger portfolio with better earnings potential. As the reporting period progressed, the benefits of RLJ Lodging’s strategy became evident with an announced dividend increase, further supporting our thesis of the earnings growth potential of this company’s property portfolio. In terms of Host Hotels & Resorts, we benefited from an underweight position as its shares underperformed the index during the reporting period.

Community centers, or strip malls, were one of the only property sectors within the portfolio that had underperformance versus the benchmark worth noting. While the underperformance was modestly spread across several names, the largest portion of the detraction came from an overweight position in Kite Realty Group Trust. Kite Realty announced the acquisition of Inland Diversified, which resulted in some near-term underperformance as the transaction will not likely be immediately accretive to earnings. The merger does, however, increase the scale and diversity of the company. While the transaction may not be immediately accretive, we do see longer-term benefits as a result.

Mortgage REITs were also a slight detractor to performance relative to the benchmark. This sector is a very small portion of the benchmark. The companies we own in the sector are primarily issuers of floating-rate commercial real estate mortgages. As such, they have historically been less impacted by interest rate fluctuations than most other REIT sectors. While this positively impacts the Fund on a relative basis when rates rise, the general decline in interest rates during 2014 caused a stronger rally in more rate-sensitive names; therefore, our small allocation to mortgage REITs detracted from relative performance. Since most of these companies have performed quite well, we have reduced the Fund’s overall weight to the sector from earlier in the year; however, we did maintain a slight overweight versus the benchmark.

In terms of other changes during the reporting period, we largely maintained the Fund’s positioning with only minor adjustments at the margin. We continued to maintain slight biases toward large cap over small cap, high quality over lower quality and companies that operate under shorter lease terms. These themes were reflected in the Fund’s underweight positions in health care REITs and net lease, as well as its overweight to the self-storage sector, which we still believe possesses the potential for superior net operating income growth relative to most other sectors.

Nuveen Investments	11

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with MLPs and REITS. Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in ETFs may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

12	Nuveen Investments

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund.

Effective January 1, 2014, Nuveen Real Asset Income Fund’s dividends from net investment income are declared daily and paid monthly. Prior to January 1, 2014, the Fund’s dividends from net investment income were paid quarterly. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period.

Dividends from net investment income are declared and distributed annually for Nuveen Global Infrastructure Fund and quarterly for Nuveen Real Estate Securities Fund.

If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2014, each Fund had a positive UNII balance, for tax purposes, while each Fund had a negative UNII balance for financial reporting purposes.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. The composition and per share amounts of each Fund’s distributions for the fiscal year ended December 31, 2014, are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for financial reporting purposes). The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

For Nuveen Real Estate Securities Fund, dividends from net investment income, if any, are normally declared and paid quarterly. In addition, any capital gains are normally distributed at least once a year. During the fiscal year ended December 31, 2014 for Nuveen Real Estate Securities Fund, re-characterization of distributions reported by the REITs, significantly offset net investment income. As a result, and as outlined in the table below, a portion of the Fund’s distributions oringally characterized as net investment income has now been re-characterized as net realized capital gains.

Nuveen Real Estate Securities Fund

As of December 31, 2014	Class A Shares	Class C Shares	Class R3 Shares	Class R6 Shares	Class I Shares
Inception date	9/29/95	2/1/00	9/24/01	4/30/13	6/30/95
Fiscal year (calendar year) ended December 31, 2014
Per share distribution:
From net investment income	$ 0.33	$ 0.16	$ 0.28	$ 0.40	$ 0.40
From net realized capital gains	1.28	1.28	1.28	1.28	1.28
Total per share distribution	$ 1.61	$ 1.44	$ 1.56	$ 1.68	$ 1.68
Net Asset Value (NAV)	$23.79	$23.24	$24.13	$24.17	$24.10
Distribution rate on NAV	6.77%	6.20%	6.46%	6.95%	6.97%
Average annual total returns:
1-Year on NAV	30.94%	29.99%	30.66%	31.51%	31.28%
5-Year on NAV	16.99%	16.10%	16.69%	N/A	17.28%
10-Year on NAV	9.65%	8.83%	9.38%	N/A	9.92%

N/A – Not applicable.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	14.11%	11.75%	5.82%
Class A Shares at maximum Offering Price	7.56%	10.43%	4.93%
S&P Global Infrastructure Index	12.98%	8.90%	2.61%
Lipper Specialty/Miscellaneous Funds Classification Average	9.73%	11.14%	3.41%

Class C Shares	13.28%	10.91%	13.63%
Class R3 Shares	13.86%	11.37%	14.11%
Class I Shares	14.46%	12.05%	6.08%

Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/03/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.43%	2.18%	1.67%	1.18%
Net Expense Ratios	1.23%	1.98%	1.48%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	15.40%	12.60%
Class A Shares at maximum Offering Price	8.76%	10.59%
Barclays U.S. Corporate High Yield Index	2.45%	8.84%
Real Asset Income Blend	15.57%	11.39%
Lipper Global Flexible Portfolio Funds Classification Average	2.91%	8.77%

Class C Shares	14.54%	11.77%
Class I Shares	15.69%	12.87%

Since inception returns are from 9/13/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.34%	2.09%	1.10%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	30.94%	16.99%	9.65%
Class A Shares at maximum Offering Price	23.40%	15.61%	9.00%
MSCI U.S. REIT Index	30.38%	17.05%	8.31%
Lipper Real Estate Funds Classification Average	27.64%	16.15%	7.52%

Class C Shares	29.99%	16.10%	8.83%
Class R3 Shares	30.66%	16.69%	9.38%
Class I Shares	31.28%	17.28%	9.92%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	31.51%	9.97%

Since inception return for Class R6 Shares is from 4/30/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.25%	2.00%	1.50%	0.88%	1.00%

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding

Summaries as of December 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Infrastructure Fund

Portfolio Allocation

(% of net assets)

Common Stocks	93.8%
Real Estate Investment Trust (REIT) Common Stocks	3.0%
Investment Companies	0.3%
Short-Term Investments	3.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

NextEra Energy Inc.	4.2%
Transurban Group	3.5%
Atlantia SpA	3.2%
Enbridge Inc.	2.7%
Williams Companies, Inc.	2.5%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	27.8%
Electric Utilities	16.1%
Oil, Gas & Consumable Fuels	14.7%
Multi-Utilities	12.8%
Gas Utilities	3.9%
Commercial Services & Supplies	3.3%
Other	18.5%
Short-Term Investments	3.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Country Allocation

(% of net assets)

United States	39.6%
Canada	8.7%
France	6.9%
Australia	6.6%
Hong Kong	5.3%
Italy	4.3%
Spain	3.6%
United Kingdom	3.3%
Japan	3.1%
Other	18.9%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

22	Nuveen Investments

Nuveen Real Asset Income Fund

Portfolio Allocation

(% of net assets)

Common Stocks	21.3%
Real Estate Investment Trust (REIT) Common Stocks	28.8%
Convertible Preferred Securities	2.8%
$25 Par (or similar) Retail Preferred	19.8%
Corporate Bonds	17.6%
$1,000 Par (or similar) Institutional Preferred	4.1%
Investment Companies	0.7%
Short-Term Investments	3.1%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

TransAlta Renewables Inc.	1.8%
National Grid PLC, ADR	1.7%
Transurban Group	1.6%
Colony Financial Inc.	1.3%
STAG Industrial Inc.	1.3%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	15.5%
Electric Utilities	9.5%
Oil, Gas & Consumable Fuels	8.3%
Multi-Utilities	7.0%
Diversified	7.0%
Transportation Infrastructure	5.2%
Mortgage	4.9%
Health Care	4.5%
Retail	4.4%
Specialized	3.2%
Independent Power & Renewable Electricity Producers	3.0%
Commercial Services & Supplies	2.7%
Other	19.9%
Short-Term Investments	3.1%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Country Allocation

(% of net assets)

United States	70.2%
Canada	5.1%
Australia	4.5%
United Kingdom	3.8%
Other	14.6%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Nuveen Investments	23

Holding Summaries (continued)

Nuveen Real Estate Securities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	1.9%
Real Estate Investment Trust (REIT) Common Stocks	95.7%
$25 Par (or similar) Retail Preferred	0.0%
Investment Companies	0.1%
Investments Purchased with Collateral from Securities Lending	5.6%
Short-Term Investments	2.1%
Other Assets Less Liabilities	(5.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Retail	24.3%
Residential	16.2%
Office	13.6%
Health Care	11.0%
Specialized	9.1%
Diversified	7.4%
Hotels	6.5%
Other	9.6%
Investments Purchased with Collateral from Securities Lending	5.6%
Short-Term Investments	2.1%
Other Assets Less Liabilities	(5.4)%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	8.9%
Public Storage, Inc.	5.9%
AvalonBay Communities, Inc.	4.8%
Prologis Inc.	3.9%
Vornado Realty Trust	3.4%

24	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2014.

The beginning of the period for the Funds is July 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$990.00	$986.70	$989.40	$991.40
Expenses Incurred During Period	$6.12	$9.86	$7.37	$4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,017.80	$1,020.32
Expenses Incurred During Period	$6.21	$10.01	$7.48	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.70	$1,011.30	$1,016.20
Expenses Incurred During Period	$5.89	$9.68	$4.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,020.62
Expenses Incurred During Period	$5.90	$9.70	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,105.20	$1,101.00	$1,104.00	$1,107.90	$1,106.80
Expenses Incurred During Period	$6.95	$10.91	$8.27	$4.73	$5.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.82	$1,017.34	$1,020.72	$1,019.86
Expenses Incurred During Period	$6.67	$10.46	$7.93	$4.53	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.89% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Global Infrastructure Fund	Nuveen Real Asset Income Fund	Nuveen Real Estate Securities Fund
To approve a new investment management agreement between each Corporation and Nuveen Fund Advisor, LLC.
For	26,847,764	5,763,733	110,216,129
Against	155,857	58,233	369,570
Abstain	184,941	63,662	761,037
Broker Non-Votes	5,008,763	3,480,204	34,756,388
Total	32,197,325	9,365,832	146,103,124

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	26,824,712	5,764,316	110,194,891
Against	164,983	58,050	384,101
Abstain	198,868	63,262	767,741
Broker Non-Votes	5,008,762	3,480,204	34,756,391
Total	32,197,325	9,365,832	146,103,124

To approve revisions to, or eilimation of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	26,739,783	5,748,842	109,953,140
Against	189,757	69,794	537,761
Abstain	259,020	66,986	855,825
Broker Non-Votes	5,008,765	3,480,210	34,756,398
Total	32,197,325	9,365,832	146,103,124

b. Eliminate the fundamental policy related to investing for control.
For	26,691,354	5,734,016	109,580,429
Against	206,736	72,787	753,977
Abstain	290,470	78,818	1,012,319
Broker Non-Votes	5,008,765	3,480,211	34,756,399
Total	32,197,325	9,365,832	146,103,124

Approval of the Board Members was reached as follows:

William Adams IV
For	875,153,250	875,153,250	875,153,250
Withhold	6,616,294	6,616,294	6,616,294
Total	881,769,544	881,769,544	881,769,544

Nuveen Investments	27

Shareholder Meeting Report (continued)

	Nuveen Global Infrastucture Fund	Nuveen Real Asset Income Fund	Nuveen Real Estate Securities Fund
Robert P. Bremner
For	767,672,659	767,672,659	767,672,659
Withhold	114,096,885	114,096,885	114,096,885
Total	881,769,544	881,769,544	881,769,544

Jack B. Evans
For	767,867,187	767,867,187	767,867,187
Withhold	113,902,357	113,902,357	113,902,357
Total	881,769,544	881,769,544	881,769,544

William C. Hunter
For	875,066,364	875,066,364	875,066,364
Withhold	6,703,180	6,703,180	6,703,180
Total	881,769,544	881,769,544	881,769,544

David J. Kundert
For	767,748,278	767,748,278	767,748,278
Withhold	114,021,266	114,021,266	114,021,266
Total	881,769,544	881,769,544	881,769,544

John K. Nelson
For	875,059,020	875,059,020	875,059,020
Withhold	6,710,524	6,710,524	6,710,524
Total	881,769,544	881,769,544	881,769,544

William J. Schneider
For	874,871,626	874,871,626	874,871,626
Withhold	6,897,918	6,897,918	6,897,918
Total	881,769,544	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	874,799,740	874,799,740	874,799,740
Withhold	6,969,804	6,969,804	6,969,804
Total	881,769,544	881,769,544	881,769,544

Judith M. Stockdale
For	874,933,639	874,933,639	874,933,639
Withhold	6,835,905	6,835,905	6,835,905
Total	881,769,544	881,769,544	881,769,544

Carole E. Stone
For	767,948,250	767,948,250	767,948,250
Withhold	113,821,294	113,821,294	113,821,294
Total	881,769,544	881,769,544	881,769,544

Virginia L. Stringer
For	875,081,812	875,081,812	875,081,812
Withhold	6,687,732	6,687,732	6,687,732
Total	881,769,544	881,769,544	881,769,544

Terence J. Toth
For	767,738,756	767,738,756	767,738,756
Withhold	114,030,788	114,030,788	114,030,788
Total	881,769,544	881,769,544	881,769,544

28	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the two months ended December 31, 2011 for Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund and for the periods presented for Nuveen Real Asset Income Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statement highlights for each of the two years in the period ended October 31, 2011 of the Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund were audited by other auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements, except for the reclassification of certain financial statement line items in the financial highlights for the year ended October 31, 2011 for the Nuveen Real Estate Securities Fund as to which the date is February 29, 2012.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

February 26, 2015

Nuveen Investments	29

Nuveen Global Infrastructure Fund

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.1%

	COMMON STOCKS – 93.8%

	Air Freight & Logistics – 0.7%

50,195	BPost SA, (2)	$1,260,924

5,330	Oesterreichische Post AG	260,434

2,097,676	Singapore Post Limited, (2)	3,034,711
	Total Air Freight & Logistics	4,556,069

	Commercial Services & Supplies – 3.3%

4,029,604	China Everbright International Limited, (2)	6,000,859

253,360	Covanta Holding Corporation	5,576,454

1,001,870	K-Green Trust	805,489

53,696	Progressive Waste Solutions Limited	1,615,176

82,935	Republic Services, Inc.	3,338,134

894,179	Shanks Group PLC, (2)	1,379,219

74,150	Waste Connections Inc.	3,261,859
	Total Commercial Services & Supplies	21,977,190

	Construction & Engineering – 2.9%

447,814	Ferrovial SA, (2)	8,852,461

461,594	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	4,996,150

104,239	Vinci S.A, (2)	5,691,711
	Total Construction & Engineering	19,540,322

	Diversified Telecommunication Services – 0.2%

738,012	APT Satellite Holdings Limited, (2)	1,042,828

	Electric Utilities – 16.1%

187,361	Alupar Investimento SA	1,243,341

1,052,782	AusNet Services, (2)	1,137,395

94,100	Brookfield Infrastructure Partners LP	3,939,967

4,690	Cheung Kong Infrastructure Holdings Limited, (2)	34,579

133,429	Duke Energy Corporation	11,146,659

51,647	Edison International	3,381,846

15,840	Elia System Operator SA NV, (2)	737,621

59,161	Emera Incorporated	1,967,620

102,857	Endesa SA, (2)	2,059,125

195,144	Enersis SA	3,128,158

106,046	Exelon Corporation	3,932,186

202,840	Fortis Incorporated	6,802,071

73,971	Great Plains Energy Incorporated	2,101,516

75,691	Hafslund ASA, Class B Shares	517,945

30	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

176,906	Iberdrola SA, (2)	$1,192,476

892,918	Infratil Limited	2,089,562

73,456	ITC Holdings Corporation	2,969,826

266,646	NextEra Energy Inc.	28,341,803

66,367	OGE Energy Corp.	2,354,701

11,366	Portland General Electric Company	429,976

149,566	Power Assets Holdings Limited, (2)	1,445,045

2,295,643	Power Grid Corporation of India Limited, (2)	4,997,026

230,044	PPL Corporation	8,357,499

33,052	Red Electrica Corporacion SA, (2)	2,913,580

70,505	Scottish and Southern Energy PLC, (2)	1,781,456

1,063,578	Spark Infrastructure Group, (2)	1,842,278

29,776	Unitil Corp.	1,091,886

40,739	Westar Energy Inc.	1,680,076

114,347	Xcel Energy, Inc.	4,107,344
	Total Electric Utilities	107,724,563

	Gas Utilities – 3.9%

144,790	Enagas, (2)	4,566,825

10,291	ENN Energy Holdings Limited, (2)	58,219

37,016	GAIL India Limited, GDR	1,569,478

599,553	Infraestructura Energitca Nova SAB de CV	2,990,907

17,536	Laclede Group Inc.	932,915

19,815	One Gas Inc.	816,774

105,707	Osaka Gas Company Limited, (2)	394,810

581,457	Petronas Gas Berhad	3,685,139

142,875	Questar Corporation	3,611,880

18,623	Rubis, (2)	1,062,772

129,857	Snam Rete Gas S.p.A, (2)	642,691

10,758	Southwest Gas Corporation	664,952

588,875	Tokyo Gas Company Limited, (2)	3,177,370

1,623,868	Towngas China Company Limited, (2)	1,645,599
	Total Gas Utilities	25,820,331

	Independent Power & Renewable Electricity Producers – 1.0%

39,147	Brookfield Renewable Energy Partners LP	1,210,817

115,778	CPFL Energias Renovaveis SA	509,594

49,459	Endesa SA Chile, ADR	2,212,796

16,709	NextEra Energy Partners LP	563,929

199,981	TransAlta Renewables Inc.	1,976,056
	Total Independent Power & Renewable Electricity Producers	6,473,192

Nuveen Investments	31

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	Industrial Conglomerates – 0.6%

554,429	Beijing Enterprises Holdings, (2)	$4,336,027

	Media – 1.0%

53,377	Eutelsat Communications, (2)	1,726,193

132,192	SES SA, (2)	4,743,046
	Total Media	6,469,239

	Multi-Utilities – 12.8%

148,469	Alliant Energy Corporation	9,861,311

46,820	Canadian Utilities Limited, Class A	1,648,654

283,029	CMS Energy Corporation	9,835,258

142,177	Dominion Resources, Inc.	10,933,411

1,125,271	Duet Group, (2)	2,211,794

351,076	GDF Suez, (2)	8,186,749

1,627,173	Hera SpA, (2)	3,831,608

221,561	National Grid PLC, ADR	15,655,500

131,385	NiSource, Inc.	5,573,352

98,490	Northwestern Corporation	5,572,564

370,960	Redes Energeticas Nacionais SA, (2)	1,076,168

61,070	Sempra Energy	6,800,755

70,762	Suez Environnement Company, (2)	1,232,901

50,348	TECO Energy, Inc.	1,031,631

35,756	Wisconsin Energy Corporation	1,885,771
	Total Multi-Utilities	85,337,427

	Oil, Gas & Consumable Fuels – 14.7%

70,264	AltaGas Limited	2,621,141

354,778	Enbridge Inc.	18,239,137

66,095	Gibson Energy Incorporated	1,546,844

370,970	Kinder Morgan, Inc.	15,695,741

38,763	Koninklijke Vopak NV, (2)	2,011,100

21,088	Markwest Energy Partners LP	1,416,903

62,578	Oiltanking Partners LP	2,914,883

86,250	ONEOK, Inc.	4,294,388

20,610	Pembina Pipeline Corporation	751,100

23,040	SemGroup Corporation, Class A	1,575,706

3,258,686	Sinopec Kantons Holdings Limited, (2)	2,594,896

231,701	Spectra Energy Corporation	8,410,746

22,447	Targa Resources Corporation	2,380,504

307,912	TransCanada Corporation	15,118,479

121,704	Veresen Inc.	1,923,296

378,893	Williams Companies, Inc.	17,027,451
	Total Oil, Gas & Consumable Fuels	98,522,315

32	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail – 2.9%

460,844	Asciano Limited, (2)	$2,256,868

1,056,682	Aurizon Holdings Limited, (2)	3,954,391

1,370,130	ComfortDelGro Corporation, (2)	2,681,234

83,232	East Japan Railway Company, (2)	6,273,266

236,080	MTR Corporation, (2)	965,866

28,897	Union Pacific Corporation	3,442,500
	Total Road & Rail	19,574,125

	Transportation Infrastructure – 27.8%

233,134	Abertis Infraestructuras S.A., (2)	4,622,998

123,062	Aeroports de Paris, (2)	14,881,249

918,911	Atlantia SpA, (2)	21,357,285

2,345,856	Auckland International Airport Limited, (2)	7,718,741

163,329	CCR SA	946,844

2,658,825	China Merchants Holdings International Company Limited, (2)	8,913,601

5,499,457	Cosco Pacific Limited, (2)	7,802,849

29,671	Flughafen Wien AG	2,758,099

12,318	Flughafen Zuerich AG, (2)	8,237,801

58,075	Fraport AG, (2)	3,351,032

1,010,167	Groupe Eurotunnel SA, (2)	13,041,427

33,656	Grupo Aeroportuario Centro Norte, SA, ADR	1,223,059

45,532	Grupo Aeroportuario del Sureste SA de CV, ADR	6,002,939

6,057,229	Hutchison Port Holdings Trust, (2)	4,162,885

4,337,651	International Container Terminal Services, Incorporated, WI/DD, (2)	11,084,756

116,643	Japan Airport Terminal Company, (2)	4,586,866

2,037,809	Jasa Marga Persero Tbk PT, (2)	1,156,404

712,394	Kamigumi Company Limited, (2)	6,345,878

914,606	Macquarie Atlas Roads Group, (2)	2,375,354

3,577	Macquarie Infrastructure Company LLC	254,289

833,158	OHL MÉXICO, S.A.B. DE C.V, (3)	1,552,951

346,994	Port of Tauranga Limited, (2)	4,554,234

932,561	Singapore Airport Terminal Services Limited, (2)	2,142,265

317,888	Societa Iniziative Autostradali e Servizi SpA, (2)	3,059,191

1,796,354	Sydney Airport, (2)	6,877,329

3,375,699	Transurban Group, (2)	23,524,300

6,269,966	Westports Holdings BHD	6,025,193

156,313	Westshore Terminals Investment Corporation	4,255,621

266,142	Wilson Sons Limited	3,203,876
	Total Transportation Infrastructure	186,019,316

Nuveen Investments	33

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	Water Utilities – 3.1%

1,787,695	Aguas Andinas SA. Class A, (2)	$1,033,317

151,421	American Water Works Company	8,070,737

5,042,179	Beijing Enterprises Water Group, (2)	3,394,155

1,690,937	China Everbright Water LTD, (3)	1,270,693

63,544	Connecticut Water Service, Inc.	2,306,012

556,314	Hyflux Limited, (2)	353,433

108,367	Severn Trent PLC, (2)	3,379,885

29,692	SJW Corporation	953,707
	Total Water Utilities	20,761,939

	Wireless Telecommunication Services – 2.8%

282,823	Bharti Infratel Limited, (2)	1,502,039

136,624	SBA Communications Corporation, (3)	15,132,474

2,686,081	Tower Bersama Infrastructure Tbk PT, (2)	2,100,827
	Total Wireless Telecommunication Services	18,735,340
	Total Common Stocks (cost $548,979,107)	626,890,223

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 3.0%

	Health Care – 0.4%

1,399,159	Parkway Life Real Estate Investment Trust	$2,513,870

	Office – 0.2%

20,280	Digital Realty Trust Inc.	1,344,564

	Specialized – 2.4%

96,312	American Tower Corporation	9,520,441

80,570	Corrections Corporation of America	2,927,914

45,807	Crown Castle International Corporation	3,605,011

6,433	Geo Group Inc.	259,636
	Total Specialized	16,313,002
	Total Real Estate Investment Trust Common Stocks (cost $16,083,102)	20,171,436

Shares	Description (1), (4)	Value

	INVESTMENT COMPANIES – 0.3%

4,685,389	Cityspring Infrastructure Trust	$1,872,217
	Total Investment Companies (cost $1,642,765)	1,872,217
	Total Long-Term Investments (cost $566,704,974)	648,933,876

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.2%

	Repurchase Agreements – 3.2%

$21,787	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $21,787,221, collateralized by $16,135,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $22,225,963	0.000%	1/02/15	$21,787,221
	Total Short-Term Investments (cost $21,787,221)			21,787,221
	Total Investments (cost $588,492,195) – 100.3%			670,721,097
	Other Assets Less Liabilities – (0.3)%			(2,198,477)
	Net Assets – 100%			$668,522,620

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Real Asset Income Fund

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.1%

	COMMON STOCKS – 21.3%

	Air Freight & Logistics – 0.3%

53,850	BPost SA, (2)	$1,352,739

9,653	Oesterreichische Post AG	471,663
	Total Air Freight & Logistics	1,824,402

	Commercial Services & Supplies – 0.7%

84,345	Covanta Holding Corporation	1,856,433

2,401,310	K-Green Trust	1,930,620
	Total Commercial Services & Supplies	3,787,053

	Construction & Engineering – 0.4%

114,403	Ferrovial SA, (2)	2,261,537

	Electric Utilities – 3.8%

121,090	Alupar Investimento SA	803,562

799,900	AusNet Services, (2)	864,188

15,975	Brookfield Infrastructure Partners LP	668,873

7,389	EDP Energias do Brasil S.A	24,934

15,032	Electricite de France S.A, (2)	413,807

129,249	Endesa SA, (2)	2,587,475

4,784	Hafslund ASA, Class B Shares	32,736

4,210,162	HK Electric Investments Limited, (2)	2,780,592

120,809	Scottish and Southern Energy PLC, (2)	3,052,491

39,177	Southern Company	1,923,982

650,318	Spark Infrastructure Group, (2)	1,126,449

766,495	Terna-Rete Elettrica Nazionale SpA, (2)	3,481,549

299,995	Transmissora Alianca de Energia Eletrica SA, (2)	2,142,910
	Total Electric Utilities	19,903,548

	Gas Utilities – 1.2%

36,734	AmeriGas Partners, LP	1,760,293

21,210	APA Group, (2)	128,221

121,442	Enagas, (2)	3,830,406

76,839	Snam Rete Gas S.p.A, (2)	380,293
	Total Gas Utilities	6,099,213

	Independent Power & Renewable Electricity Producers – 2.2%

49,756	Brookfield Renewable Energy Partners LP	1,538,953

29,068	Pattern Energy Group Inc.	716,817

935,236	TransAlta Renewables Inc.	9,241,272
	Total Independent Power & Renewable Electricity Producers	11,497,042

36	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 4.6%

2,258,215	Duet Group, (2)	$4,438,670

202,336	GDF Suez, (2)	4,718,278

126,031	National Grid PLC, ADR	8,905,350

950,071	Redes Energeticas Nacionais SA, (2)	2,756,190

82,241	TECO Energy, Inc.	1,685,118

743,716	Vector Limited, (2)	1,616,981
	Total Multi-Utilities	24,120,587

	Oil, Gas & Consumable Fuels – 2.5%

53,007	Arc Logisitics Partners LP	904,299

269,113	BlueKnight Energy Partners LP	1,789,601

9,778	Buckeye Partners L.P	739,803

12,970	Crestwood Midstream Partners LP	196,885

24,594	DCP Midstream Partners LP	1,117,305

55,949	JP Energy Partners LP, (3)	684,256

76,597	Kinder Morgan, Inc.	3,240,819

6,416	TC Pipelines LP	456,948

64,872	USD Partners LP, (3)	919,236

184,737	Veresen Inc.	2,919,411
	Total Oil, Gas & Consumable Fuels	12,968,563

	Real Estate Management & Development – 0.8%

381,020	Killam Properties Inc.	3,364,835

2,379,763	Langham Hospitality Investments Limited, (2)	1,030,947

16,748	Road King Infrastructure Limited, (2)	14,121
	Total Real Estate Management & Development	4,409,903

	Transportation Infrastructure – 4.7%

67,372	Grupo Aeroportuario Centro Norte, SA, ADR	2,448,300

2,296,311	Hopewell Highway Infrastructure Limited, (2)	1,150,591

4,284,350	Hutchison Port Holdings Trust, (2)	2,944,458

2,236	Kobenhavns Lufthavne, (2)	1,089,302

67,175	Macquarie Infrastructure Company LLC	4,775,471

10,290	Societa Iniziative Autostradali e Servizi SpA, (2)	99,026

909,565	Sydney Airport, (2)	3,482,263

1,245,877	Transurban Group, (2)	8,682,168
	Total Transportation Infrastructure	24,671,579

	Water Utilities – 0.1%

310,602	Inversiones Aguas Metropolitanas SA	481,140

1,738	Severn Trent PLC, (2)	54,207
	Total Water Utilities	535,347
	Total Common Stocks (cost $112,773,081)	112,078,774

Nuveen Investments	37

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 28.8%

	Diversified – 7.0%

164,163	American Realty Capital Properties Inc.	$1,485,675

516,548	Armada Hoffler Properties Inc.	4,902,041

61,162	Artis Real Estate Investment Trust	746,494

46,968	Cominar Real Estate Investment Trust	752,345

189,756	Investors Real Estate Trust	1,550,307

249,592	Lexington Corporate Properties Trust	2,740,520

106,569	Liberty Property Trust	4,010,191

70,169	Select Income REIT	1,712,825

399,156	Spirit Realty Capital Inc.	4,745,965

242,926	STORE Capital Corporation	5,249,631

910,543	Suntec Real Estate Investment Trust, (4)	1,346,980

1,950,244	TF Administradora Industrial S de RL de CV	4,089,845

46,501	WP Carey Inc.	3,259,720
	Total Diversified	36,592,539

	Health Care – 4.5%

10,607	Health Care Property Investors Inc.	467,026

78,397	LTC Properties Inc.	3,384,398

352,795	Medical Properties Trust Inc.	4,861,515

30,671	National Health Investors Inc.	2,145,743

1,823	New Senior Investment Group Inc.	29,988

36,909	Omega Healthcare Investors Inc.	1,442,035

554,954	Parkway Life Real Estate Investment Trust	997,086

280,415	Physicians Realty Trust	4,654,889

80,849	Sabra Health Care Real Estate Investment Trust Inc.	2,455,384

83,891	Senior Housing Properties Trust	1,854,830

30,201	Universal Health Realty Income Trust	1,453,272
	Total Health Care	23,746,166

	Hotels – 0.6%

36,214	Pebblebrook Hotel Trust	953,877

90,670	Sunstone Hotel Investors Inc.	2,379,181
	Total Hotels	3,333,058

	Industrial – 2.3%

488,583	Ascendas Real Estate Investment Trust, (4)	876,397

508,959	Mapletree Logistics Trust, (4)	454,437

45,169	Monmouth Real Estate Investment Corporation	500,021

973,285	Pure Industrial Real Estate Trust	3,719,561

273,020	STAG Industrial Inc.	6,688,990
	Total Industrial	12,239,406

38	Nuveen Investments

Shares	Description (1)			Value

	Mortgage – 4.9%

380,519	Apollo Commercial Real Estate Finance, Inc.			$6,225,291

113,349	Ares Commercial Real Estate Corporation			1,301,247

133,300	Blackstone Mortgage Trust Inc, Class A			3,884,362

287,857	Colony Financial Inc.			6,856,754

115,884	Northstar Realty Finance Corporation			2,037,241

245,923	Starwood Property Trust Inc.			5,715,251
	Total Mortgage			26,020,146

	Office – 1.1%

211	Boston Properties, Inc.			27,154

12,299	Digital Realty Trust Inc.			815,424

401,798	Franklin Street Properties Corporation			4,930,061
	Total Office			5,772,639

	Residential – 0.8%

474,171	Independence Realty Trust			4,414,532

	Retail – 4.4%

120,300	Agree Realty Corporation			3,740,127

447,154	CapitaMall Trust, (4)			686,547

144,407	CBL & Associates Properties Inc.			2,804,384

249,790	Excel Trust Inc.			3,344,688

437,145	Inland Real Estate Corporation			4,786,738

60,475	Kite Realty Group Trust			1,577,188

6,119	Penn Real Estate Investment Trust			156,646

10,713	Realty Income Corporation			511,117

966,667	Retrocom Real Estate Investment Trust			3,261,607

249,461	Scentre Group, (3)			706,766

63,800	Urstadt Biddle Properties Inc.			1,395,944
	Total Retail			22,971,752

	Specialized – 3.2%

129,830	Corrections Corporation of America			4,718,022

93,302	Entertainment Properties Trust			5,376,994

165,494	Geo Group Inc.			6,679,337
	Total Specialized			16,774,353
	Total Real Estate Investment Trust Common Stocks (cost $144,689,222)			151,864,591

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.8%

	Electric Utilities – 1.7%

155,126	Exelon Corporation	6.500%	BBB–	$8,144,115

8,765	NextEra Energy Inc.	5.799%	N/R	505,653
	Total Electric Utilities			8,649,768

Nuveen Investments	39

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Coupon	Ratings (5)	Value

	Independent Power & Renewable Electricity Producers – 0.5%

2,748	AES Trust III	6.750%	B+	$139,846

23,820	Dynegy Inc.	5.375%	N/R	2,429,640
	Total Independent Power & Renewable Electricity Producers			2,569,486

	Real Estate Investment Trust – 0.6%

60,137	Alexandria Real Estate Equities Inc., (6)	7.000%	N/R	1,661,285

19,177	American Homes 4 Rent	5.000%	N/R	472,905

1,938	Equity Commonwealth	6.500%	Ba1	46,551

3,380	Lexington Corporate Properties Trust, Series B	6.500%	N/R	161,226

14,018	Ramco-Gershenson Properties Trust	7.250%	N/R	952,662
	Total Real Estate Investment Trust			3,294,629
	Total Convertible Preferred Securities (cost $13,888,309)			14,513,883

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 19.8%

	Banks – 0.3%

73,853	Wells Fargo REIT	6.375%	BBB+	$1,872,174

	Electric Utilities – 2.8%

13,234	APT Pipelines Limited, (7)	7.198%	N/R	1,135,525

4,928	BGE Capital Trust II	6.200%	Baa1	124,678

158,899	Entergy Arkansas Inc., (7)	6.450%	BB+	3,982,406

71,036	Integrys Energy Group Inc.	6.000%	Baa1	1,896,661

30,811	NextEra Energy Inc.	5.700%	BBB	759,183

79,657	NextEra Energy Inc.	5.000%	BBB	1,778,741

49,224	Pacific Gas & Electric Corporation	6.000%	Baa2	1,377,780

128,733	PPL Capital Funding, Inc.	5.900%	BB+	3,205,452

11,860	SCE Trust I	5.625%	Baa1	290,570
	Total Electric Utilities			14,550,996

	Multi-Utilities – 1.6%

164,074	Dominion Resources Inc.	6.375%	BBB	8,533,489

	Oil, Gas & Consumable Fuels – 1.2%

184,485	Atlas Pipeline Partners LP	8.250%	CCC+	4,682,229

71,864	Nustar Logistics Limited Partnership	7.625%	Ba2	1,854,091
	Total Oil, Gas & Consumable Fuels			6,536,320

	Real Estate Investment Trust – 13.9%

17,003	American Homes 4 Rent	5.000%	N/R	419,634

473	American Realty Capital Properties Inc.	6.700%	N/R	10,808

77,704	Apartment Investment & Management Company	6.875%	BB–	2,029,628

36,498	Apollo Commercial Real Estate Finance	8.625%	N/R	954,058

50,000	Arbor Realty Trust Incorporated	7.375%	N/R	1,225,000

51,796	Campus Crest Communities	8.000%	N/R	1,315,100

40	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value

	Real Estate Investment Trust (continued)

716	CBL & Associates Properties Inc.	6.625%	BB	$17,986

153,382	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,030,879

9,535	Chesapeake Lodging Trust	7.750%	N/R	249,245

63,741	Colony Financial Inc.	8.500%	N/R	1,675,113

115,072	Colony Financial Inc.	7.500%	N/R	2,951,597

52,825	Coresite Realty Corporation	7.250%	N/R	1,344,396

23,043	Corporate Office Properties Trust	7.375%	BB	600,961

51,901	DDR Corporation	6.500%	Baa3	1,321,918

62,630	DDR Corporation	6.250%	Baa3	1,567,003

45,776	Digital Realty Trust Inc.	7.375%	Baa3	1,218,557

100	Digital Realty Trust Inc.	6.625%	Baa3	2,550

1,852	Digital Realty Trust Inc.	5.875%	Baa3	42,633

31,577	Dupont Fabros Technology	7.875%	Ba2	805,214

1,172	Dupont Fabros Technology	7.625%	Ba2	29,909

85,823	EPR Properties Inc.	9.000%	BB	2,711,149

1,027	EPR Properties Inc.	6.625%	Baa3	25,880

23,947	Equity Commonwealth	7.250%	Ba1	610,649

5,462	Equity Commonwealth	5.750%	BBB–	126,063

2,722	Excel Trust Inc.	8.125%	BB	72,242

125,789	General Growth Properties	6.375%	N/R	3,152,272

39,746	Glimcher Realty Trust	7.500%	B1	1,032,601

52,047	Glimcher Realty Trust	6.875%	B1	1,332,924

34,494	Gramercy Property Trust Inc.	7.125%	N/R	879,597

15,232	Hersha Hospitality Trust	8.000%	N/R	392,529

108,823	Hersha Hospitality Trust	6.875%	N/R	2,769,545

38,567	Hudson Pacific Properties Inc.	8.375%	N/R	1,010,031

130,188	Inland Real Estate Corporation	6.950%	N/R	3,302,870

102,039	Investors Real Estate Trust	7.950%	N/R	2,638,729

38,352	Kilroy Realty Corporation	6.875%	Ba1	990,249

91	Kilroy Realty Corporation	6.375%	Ba1	2,275

24,130	Monmouth Real Estate Investment Corp, Class A	7.875%	N/R	630,758

6,266	Northstar Realty Finance Corporation	8.875%	N/R	160,786

220,731	Northstar Realty Finance Corporation	8.750%	N/R	5,569,043

119,037	Pebblebrook Hotel Trust	6.500%	N/R	3,011,636

27,089	Penn Real Estate Investment Trust	8.250%	N/R	711,086

7,460	Post Properties, Inc., Series A	8.500%	Baa3	474,680

457	Rait Financial Trust	7.625%	N/R	10,662

39,735	Rait Financial Trust	7.125%	N/R	967,945

67,449	Retail Properties of America	7.000%	BB	1,767,164

Nuveen Investments	41

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2014

Shares		Description (1)	Coupon		Ratings (5)	Value

		Real Estate Investment Trust (continued)

37,906		Sabra Health Care Real Estate Investment Trust	7.125%		BB–	$1,028,769

61,547		Saul Centers, Inc.	6.875%		N/R	1,656,845

93,198		SL Green Realty Corporation	6.500%		Ba2	2,375,615

32,116		STAG Industrial Inc.	6.625%		BB	815,425

38,340		Summit Hotel Properties Inc.	9.250%		N/R	1,055,884

80,366		Summit Hotel Properties Inc.	7.875%		N/R	2,111,215

116,956		Summit Hotel Properties Inc.	7.125%		N/R	2,958,987

173		Sun Communities Inc.	7.125%		N/R	4,443

53,781		Taubman Centers Incorporated, Series K	6.250%		N/R	1,343,987

4,824		Terreno Realty Corporation	7.750%		N/R	123,784

34,979		Urstadt Biddle Properties	7.125%		N/R	909,454

99,832		Urstadt Biddle Properties	6.750%		N/R	2,567,679
		Total Real Estate Investment Trust				73,117,641
		Total $25 Par (or similar) Retail Preferred (cost $102,072,511)				104,610,620

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 17.6%

		Building Products – 0.2%

$963		Associated Asphalt Partners LLC, 144A	8.500%	2/15/18	B–	$914,850

		Commercial Services & Supplies – 1.5%

1,580		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	1,580,000

1,750		Casella Waste Systems Inc.	7.750%	2/15/19	CCC+	1,776,250

1,720		Covanta Holding Corporation	5.875%	3/01/24	Ba3	1,750,100

1,720	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B+	1,451,148

1,350	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,502,882
		Total Commercial Services & Supplies				8,060,380

		Communications Equipment – 0.2%

1,000		Goodman Networks Inc.	12.125%	7/01/18	B	1,032,500

		Construction & Engineering – 0.2%

10,000	NOK	VV Holding AS, 144A	6.980%	7/10/19	N/R	1,294,781

		Consumer Finance – 0.2%

1,250		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,262,500

		Diversified Financial Services – 0.3%

1,625		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,482,813

		Diversified Telecommunication Services – 1.0%

1,750		IntelSat Jackson Holdings	6.625%	12/15/22	B–	1,798,125

1,775		Qualitytech LP/QTS Finance Corp., 144A	5.875%	8/01/22	B+	1,783,875

42	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Diversified Telecommunication Services (continued)

$1,750		SBA Communications Corporation, 144A	4.875%	7/15/22	B	$1,684,375
		Total Diversified Telecommunication Services				5,266,375

		Electric Utilities – 0.5%

1,600		Intergen NV, 144A	7.000%	6/30/23	B+	1,520,000

900		NRG Yield Operating LLC, 144A	5.375%	8/15/24	BB+	913,500
		Total Electric Utilities				2,433,500

		Energy Equipment & Services – 0.6%

1,750		Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	1,505,000

1,750		Exterran Partners LP / EXLP Finance Corporation, 144A	6.000%	10/01/22	B1	1,487,500
		Total Energy Equipment & Services				2,992,500

		Gas Utilities – 1.3%

1,500		AmeriGas Partners LP/AmeriGas Finance Corporation	6.500%	5/20/21	BB	1,537,500

1,850		Ferrellgas LP	6.750%	1/15/22	B+	1,808,375

1,750		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	1,758,750

1,715		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,654,975
		Total Gas Utilities				6,759,600

		Health Care Equipment & Supplies – 0.4%

1,750		Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,841,875

		Health Care Providers & Services – 1.7%

1,500		Acadia Healthcare	5.125%	7/01/22	B	1,477,500

1,760		Community Health Systems, Inc.	6.875%	2/01/22	B	1,864,500

2,000		HCA Inc.	5.000%	3/15/24	BB+	2,055,000

1,750		Kindred Healthcare Inc., 144A	6.375%	4/15/22	B2	1,666,875

1,650		Select Medical Corporation	6.375%	6/01/21	B–	1,674,750
		Total Health Care Providers & Services				8,738,625

		Independent Power & Renewable Electricity Producers – 0.3%

1,735		GenOn Energy Inc.	9.500%	10/15/18	B	1,726,325

		Internet Software & Services – 0.3%

1,745		Equinix Inc.	5.375%	4/01/23	BB	1,745,000

		Marine – 0.3%

1,670		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,653,300

		Multi-Utilities – 0.8%

2,435		Dominion Resources Inc.	5.750%	10/01/54	BBB	2,540,716

1,100	GBP	RWE AG, Reg S	7.000%	12/31/49	BBB–	1,834,473
		Total Multi-Utilities				4,375,189

		Oil, Gas & Consumable Fuels – 4.6%

1,750		Atlas Pipeline LP Finance	5.875%	8/01/23	B+	1,732,500

Nuveen Investments	43

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2014

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,650		Blue Racer Midstream LLC / Blue Racer Finance Corporation, 144A	6.125%	11/15/22	B	$1,592,250

1,750		Calumet Specialty Products	7.625%	1/15/22	B+	1,618,750

1,350		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	1,289,250

2,280		DCP Midstream LLC, 144A	5.850%	5/21/43	Baa3	2,211,600

1,500		Gibson Energy, 144A	6.750%	7/15/21	BB	1,496,250

1,700		Global Partners LP/GLP Finance, 144A	6.250%	7/15/22	B+	1,649,000

1,000		Hiland Partners LP/ Hiland Partners Finance Corp., 144A	5.500%	5/15/22	B	880,000

1,762		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,656,280

1,350		Niska Gas Storage Canada ULC Finance Corporation, 144A	6.500%	4/01/19	B	1,015,875

1,750		PBF Holding Company LLC	8.250%	2/15/20	BB+	1,758,750

1,750		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,636,250

1,750		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	1,776,250

1,510		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	1,434,500

900		Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	897,750

1,710		Western Refining Inc.	6.250%	4/01/21	B+	1,667,250
		Total Oil, Gas & Consumable Fuels				24,312,505

		Real Estate Investment Trust – 1.0%

1,725		Crown Castle International Corporation	5.250%	1/15/23	BB	1,759,500

1,750		CTR Partnership LP/CareTrust Capital Corporation	5.875%	6/01/21	B+	1,771,875

1,755		Geo Group Inc.	5.875%	1/15/22	BB–	1,798,875
		Total Real Estate Investment Trust				5,330,250

		Real Estate Management & Development – 0.7%

1,769		CBRE Services Inc.	5.000%	3/15/23	Ba1	1,807,741

1,750		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	1,754,375
		Total Real Estate Management & Development				3,562,116

		Road & Rail – 0.4%

2,000		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	1,980,000

		Software – 0.3%

1,650		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B1	1,673,925

		Transportation Infrastructure – 0.4%

1,500		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	1,530,000

10,277	MXN	Concesionaria Mexiquesne SA de CV, 144A	5.950%	12/15/35	BBB	682,652
		Total Transportation Infrastructure				2,212,652

		Wireless Telecommunication Services – 0.4%

1,950		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	1,930,500
		Total Corporate Bonds (cost $95,979,363)				92,582,061

44	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.1%

		Banks – 0.5%

$775		Electricite de France, 144A	5.625%	N/A (9)	A3	$816,656

713		Electricite de France, 144A	5.250%	N/A (9)	A3	730,825

670	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	1,106,918
		Total Banks				2,654,399

		Commercial Services & Supplies – 0.4%

2,160		Royal Capital BV, Reg S	8.375%	N/A (9)	N/R	2,270,808

		Construction & Engineering – 0.9%

4,833		PHBS Limited	6.625%	N/A (9)	N/R	4,845,083

		Electric Utilities – 0.9%

3,155		AES Gener SA, 144A	8.375%	12/18/73	Ba2	3,423,175

1,105		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,098,094
		Total Electric Utilities				4,521,269

		Energy Equipment & Services – 0.6%

2,515	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	AA+	3,225,873

		Transportation Infrastructure – 0.1%

250	EUR	Eurogate GmbH	6.750%	N/A (9)	N/R	322,932

		Water Utilities – 0.7%

2,185	GBP	Pennon Group PLC, Reg S	6.750%	N/A (9)	N/R	3,617,858
		Total $1,000 Par (or similar) Institutional Preferred (cost $21,818,086)				21,458,222

Shares		Description (1), (10)				Value

		INVESTMENT COMPANIES – 0.7%

2,024,609		Cityspring Infrastructure Trust				$809,006

748,046		John Laing Infrastructure Fund				1,431,732

977,330		Starwood European Real Estate Finance Limited				1,618,472
		Total Investment Companies (cost $3,770,783)				3,859,210
		Total Long-Term Investments (cost $494,991,355)				500,967,361

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.1%

		Repurchase Agreements – 3.1%

$16,400		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/14, repurchase price $16,399,963, collateralized by $13,885,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $16,731,425	0.000%	1/02/15		$16,399,963
		Total Short-Term Investments (cost $16,399,963)				16,399,963
		Total Investments (cost $511,391,318) – 98.2%				517,367,324
		Other Assets Less Liabilities – 1.8%				9,629,437
		Net Assets – 100%				$526,996,761

Nuveen Investments	45

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2014

Investments in Derivatives as of December 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	Short	(123)	3/15	$(14,628,352)	$(5,693)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For fair value measurement disclosure purposes, Real Estate Investment Trust Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	For fair value measurement disclosure purposes, Convertible Preferred Securities classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	Perpetual security. Maturity date is not applicable.

(10)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

MXN	Mexican Peso

NOK	Norwegian Krone

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen Real Estate Securities Fund

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 1.9%

	Capital Markets – 0.1%

60,447	HFF Inc., Class A, (2)	$2,171,256

187,767	NorthStar Asset Management Group Inc.	4,237,901
	Total Capital Markets	6,409,157

	Health Care Providers & Services – 0.2%

448,728	Capital Senior Living Corporation, (2)	11,177,814

	Hotels, Restaurants & Leisure – 0.3%

2,008	Extended Stay America Inc.	38,774

114,806	Hilton Worldwide Holdings Inc., (2)	2,995,291

596,505	La Quinta Holdings Inc., (2), (3)	13,158,900
	Total Hotels, Restaurants & Leisure	16,192,965

	Real Estate Management & Development – 0.1%

265,923	Forest City Enterprises, Inc., Class A, (2)	5,664,160

	Wireless Telecommunication Services – 1.2%

566,715	SBA Communications Corporation, (2)	62,769,353
	Total Common Stocks (cost $90,952,293)	102,213,449

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 95.7%

	Diversified – 7.4%

152,232	American Assets Trust Inc.	$6,060,356

756,826	American Realty Capital Properties Inc.	6,849,275

559,801	Armada Hoffler Properties Inc.	5,312,511

6,402,564	Cousins Properties, Inc.	73,117,281

1,573,544	Empire State Realty Trust Inc., Class A, (3)	27,662,904

714,191	Investors Real Estate Trust	5,834,940

1,611,077	Liberty Property Trust	60,624,828

1,312,488	PS Business Parks Inc.	104,395,296

462,954	Select Income REIT	11,300,707

1,549,742	Spirit Realty Capital Inc.	18,426,432

1,413,968	STORE Capital Corporation	30,555,848

6,360,213	TF Administradora Industrial S de RL de CV	13,307,788

224,389	Washington Real Estate Investment Trust	6,206,600

292,275	WP Carey Inc.	20,488,478
	Total Diversified	390,143,244

Nuveen Investments	47

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	Health Care – 11.0%

1,450,462	Health Care Property Investors Inc.	$63,863,842

2,245,547	Health Care REIT, Inc., (3)	169,920,541

1,888,890	Healthcare Trust of America Inc., Class A, (3)	50,886,697

526,522	LTC Properties Inc.	22,729,955

935,123	Medical Properties Trust Inc.	12,885,995

431,450	National Health Investors Inc.	30,184,242

224,853	New Senior Investment Group Inc.	3,698,832

419,973	Omega Healthcare Investors Inc., (3)	16,408,345

6,267,846	Parkway Life Real Estate Investment Trust	11,261,445

1,232,240	Physicians Realty Trust, (3)	20,455,184

559,468	Sabra Health Care Real Estate Investment Trust Inc.	16,991,043

82,369	Universal Health Realty Income Trust	3,963,596

2,138,077	Ventas Inc., (3)	153,300,121
	Total Health Care	576,549,838

	Hotels – 6.5%

234,239	DiamondRock Hospitality Company	3,483,134

8,052,499	Hersha Hospitality Trust, Class A	56,609,068

4,690,020	Host Hotels & Resorts, Inc.	111,481,775

2,913,351	RLJ Lodging Trust	97,684,659

970,544	Strategic Hotels & Resorts Inc., (2)	12,840,297

987,586	Summit Hotel Properties Inc.	12,285,570

2,895,943	Sunstone Hotel Investors Inc.	47,812,019
	Total Hotels	342,196,522

	Industrial – 6.3%

326,867	DCT Industrial Trust Inc.	11,656,077

2,425	EastGroup Properties Inc.	153,551

126,242	First Industrial Realty Trust, Inc.	2,595,536

533,321	Mapletree Logistics Trust, (4)	476,190

4,773,325	Prologis Inc.	205,396,175

4,626,455	Prologis Property Mexico SA de CV	8,557,550

1,620,522	Rexford Industrial Realty Inc.	25,458,401

507,501	STAG Industrial Inc.	12,433,775

3,041,333	Terreno Realty Corporation	62,742,700
	Total Industrial	329,469,955

	Mortgage – 1.3%

44,608	Apollo Commercial Real Estate Finance, Inc.	729,787

701,760	Blackstone Mortgage Trust Inc., Class A	20,449,286

578,244	Colony Financial Inc.	13,773,772

34,331	Newcastle Investment Corporation, (5)	16,136

48	Nuveen Investments

Shares	Description (1)	Value

	Mortgage (continued)

340,500	Northstar Realty Finance Corporation	$5,985,990

1,142,856	Starwood Property Trust Inc.	26,559,973
	Total Mortgage	67,514,944

	Office – 13.6%

1,156,933	BioMed Realty Trust Inc.	24,920,337

1,034,768	Boston Properties, Inc.	133,164,294

2,294,730	Brandywine Realty Trust	36,669,785

1,452,849	Corporate Office Properties	41,217,326

371,375	Digital Realty Trust Inc., (3)	24,622,163

2,416,576	Douglas Emmett Inc.	68,630,758

73,893	Dupont Fabros Technology Inc.	2,456,203

1,861,741	Franklin Street Properties Corporation	22,843,562

2,426,449	Gramercy Proprty Trust Inc	16,742,498

318,003	Highwoods Properties, Inc.	14,081,173

228,855	Hudson Pacific Properties Inc.	6,879,381

296,739	Kilroy Realty Corporation	20,495,763

976,416	Mack-Cali Realty Corporation	18,610,489

1,946,368	Paramount Group Inc., (2)	36,182,981

1,623,126	Parkway Properties Inc.	29,849,287

315,976	SL Green Realty Corporation	37,607,464

1,521,371	Vornado Realty Trust	179,080,580
	Total Office	714,054,044

	Residential – 16.2%

1,351,391	American Campus Communities Inc.	55,893,532

1,238,902	American Homes 4 Rents, Class A	21,098,501

1,527,150	AvalonBay Communities, Inc.	249,521,039

1,226,983	Camden Property Trust	90,600,425

136,275	Education Realty Trust Inc., (3)	4,986,302

354,424	Equity Lifestyles Properties Inc.	18,270,557

1,666,123	Equity Residential, (3)	119,694,276

615,944	Essex Property Trust Inc.	127,254,030

541,452	Home Properties New York, Inc., (3)	35,519,251

1,274,508	Mid-America Apartment Communities, (3)	95,180,257

251,898	Post Properties, Inc.	14,804,045

150,394	Starwood Waypoint Residential Trust	3,965,890

402,209	UDR Inc.	12,396,081
	Total Residential	849,184,186

	Retail – 24.3%

1,940,510	Acadia Realty Trust	62,154,535

Nuveen Investments	49

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	December 31, 2014

Shares	Description (1)	Value

	Retail (continued)

4,013	Alexander’s Inc., (3)	$1,754,403

1,391,528	Brixmor Property Group Inc.	34,565,556

1,498,917	CBL & Associates Properties Inc., (3)	29,108,968

220,682	Cedar Shopping Centers Inc.	1,619,806

5,455,844	Developers Diversified Realty Corporation, (3)	100,169,296

1,215,319	Equity One Inc.	30,820,490

783,402	Excel Trust Inc.	10,489,753

677,202	Federal Realty Investment Trust	90,379,379

4,225,072	General Growth Properties Inc.	118,851,275

137,171	Glimcher Realty Trust	1,884,730

1,499,171	Inland Real Estate Corporation	16,415,922

1,393,173	Kimco Realty Corporation	35,024,369

764,265	Kite Realty Group Trust	21,964,976

223,294	Macerich Company, (3)	18,624,953

374,436	National Retail Properties, Inc., (3)	14,741,545

1,491,514	Ramco-Gershenson Properties Trust	27,950,972

123,348	Realty Income Corporation	5,884,933

8,214	Regency Centers Corporation	523,889

84,153	Retail Opportunity Investments Corporation	1,412,929

314,108	Retail Properties of America Inc., Class A	5,242,463

2,563,128	Simon Property Group, Inc.	466,771,243

2,045,308	Tanger Factory Outlet Centers	75,594,584

359,050	Taubman Centers Inc.	27,438,601

1,184,219	Urstadt Biddle Properties Inc., Class A	25,910,712

1,693,453	Washington Prime Group, Inc., (3)	29,161,261

322,110	Weingarten Realty Trust	11,248,081

829,674	Westfield Corporation, (4)	6,081,813
	Total Retail	1,271,791,437

	Specialized – 9.1%

352,186	American Tower Corporation, REIT	34,813,586

360,156	Corrections Corporation of America	13,088,069

233,821	CubeSmart	5,160,429

428,691	Entertainment Properties Trust	24,705,462

594,255	Extra Space Storage Inc.	34,847,113

331,099	Geo Group Inc.	13,363,156

1,676,123	Public Storage, Inc.	309,831,335

492,789	Sovran Self Storage Inc.	42,981,057
	Total Specialized	478,790,207
	Total Real Estate Investment Trust Common Stocks (cost $3,601,740,526)	5,019,694,377

50	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Real Estate Investment Trust – 0.0%

97,367	Summit Hotel Properties Inc.	7.875%	N/R	$2,557,831
	Total $25 Par (or similar) Retail Preferred (cost $2,434,175)			2,557,831

Shares	Description (1), (7)			Value

	INVESTMENT COMPANIES – 0.1%

2,167,851	Starwood European Real Estate Finance Limited			$3,589,996
	Total Investment Companies (cost $3,496,534)			3,589,996
	Total Long-Term Investments (cost $3,698,623,528)			5,128,055,653

Shares	Description (1)			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.6%

	Money Market Funds – 5.6%

292,708,149	Mount Vernon Securities Lending Prime Portfolio, 0.272%, (8), (9)			$292,708,149
	Total Investments Purchased with Collateral from Securities Lending (cost $292,708,149)			292,708,149

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 2.1%

109,319,380	First American Treasury Obligations Fund, Class Z, 0.000%, (8)			$109,319,380
	Total Short-Term Investments (cost $109,319,380)			109,319,380
	Total Investments (cost $4,100,651,057) – 105.4%			5,530,083,182
	Other Assets Less Liabilities – (5.4)%			(283,857,334)
	Net Assets – 100%			$5,246,225,848

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $283,238,730.

(4)	For fair value measurement disclosure purposes, Real Estate Investment Trust Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of

Assets and Liabilities	December 31, 2014

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $566,704,974, $494,991,355 and $3,698,623,528, respectively)	$648,933,876	$500,967,361	$5,128,055,653
Short-term investments, at value (cost approximates value)	21,787,221	16,399,963	109,319,380
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	292,708,149
Cash	69,959	49,094	2,034,420
Cash collateral at brokers(1)	—	150,000	—
Cash denominated in foreign currencies (cost $1,833,622, $1,332,306 and $—, respectively)	1,823,041	1,298,770	—
Receivable for:
Dividends	1,290,779	2,756,271	25,389,329
Due from broker	—	—	45,677
Interest	—	2,184,683	—
Investments sold	126,759	9,716	2,173,464
Reclaims	120,134	29,803	22,762
Shares sold	3,148,348	7,611,480	18,238,067
Other assets	11,204	56,359	187,790
Total assets	677,311,321	531,513,500	5,578,174,691
Liabilities
Payable for:
Collateral from securities lending program	—	—	292,708,149
Dividends	—	78,529	10,551
Investments purchased	2,939,005	3,023,137	22,847,900
Shares redeemed	4,850,687	815,418	9,395,074
Variation margin on futures contracts	—	19,219	—
Accrued expenses:
Management fees	448,770	280,290	3,634,344
Directors fees	14,597	3,142	145,617
12b-1 distribution and service fees	76,976	76,275	266,726
Other	458,666	220,729	2,940,482
Total liabilities	8,788,701	4,516,739	331,948,843
Net assets	$668,522,620	$526,996,761	$5,246,225,848
Class A Shares
Net assets	$268,672,477	$115,322,431	$751,098,405
Shares outstanding	24,900,574	4,849,590	31,567,756
Net asset value (“NAV”) per share	$10.79	$23.78	$23.79
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.45	$25.23	$25.24
Class C Shares
Net assets	$24,820,160	$65,927,781	$91,172,002
Shares outstanding	2,317,285	2,771,234	3,922,548
NAV and offering price per share	$10.71	$23.79	$23.24
Class R3 Shares
Net assets	$398,920	—	$68,568,976
Shares outstanding	36,438	—	2,841,674
NAV and offering price per share	$10.95	—	$24.13
Class R6 Shares
Net assets	—	—	$250,116,149
Shares outstanding	—	—	10,350,288
NAV and offering price per share	—	—	$24.17
Class I Shares
Net assets	$374,631,063	$345,746,549	$4,085,270,316
Shares outstanding	34,794,530	14,538,534	169,521,020
NAV and offering price per share	$10.77	$23.78	$24.10
Net assets consist of:
Capital paid-in	$588,627,555	$522,516,185	$3,800,583,896
Undistributed (Over-distribution of) net investment income	(60,070)	(261,314)	(7,734,434)
Accumulated net realized gain (loss)	(2,252,110)	(1,174,262)	23,944,261
Net unrealized appreciation (depreciation)	82,207,245	5,916,152	1,429,432,125
Net assets	$668,522,620	$526,996,761	$5,246,225,848
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investment in derivatives.

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of

Operations	Year Ended December 31, 2014

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend (net of foreign tax withheld of $1,746,134, $587,448 and $100,371, respectively)	$17,648,447	$13,478,799	$127,254,649
Interest (net of foreign tax withheld of $—, $1,001 and $—, respectively)	2,248	4,125,340	257,862
Securities lending income, net	—	—	372,635
Total investment income	17,650,695	17,604,139	127,885,146
Expenses
Management fees	5,493,938	2,149,037	37,687,032
12b-1 service fees – Class A(1)	482,081	185,655	1,758,854
12b-1 distribution and service fees – Class C	227,134	373,227	811,161
12b-1 distribution and service fees – Class R3	1,277	—	325,280
Shareholder servicing agent fees and expenses	966,676	298,553	7,549,380
Custodian fees and expenses	393,346	143,998	742,883
Directors fees and expenses	19,940	8,681	142,218
Professional fees	100,459	55,086	395,697
Shareholder reporting expenses	88,609	56,357	907,999
Federal and state registration fees	80,704	105,789	203,298
Other expenses	22,894	12,076	43,397
Total expenses before fee waiver/expense reimbursement	7,877,058	3,388,459	50,567,199
Fee waiver/expense reimbursement	(1,248,645)	(223,188)	—
Net expenses	6,628,413	3,165,271	50,567,199
Net investment income (loss)	11,022,282	14,438,868	77,317,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	40,883,863	7,595,091	370,849,129
Futures contracts	—	(210,314)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,130,314	8,674,423	777,281,964
Futures contracts	—	(5,693)	—
Net realized and unrealized gain (loss)	62,014,177	16,053,507	1,148,131,093
Net increase (decrease) in net assets from operations	$73,036,459	$30,492,375	$1,225,449,040

(1)	Includes 12b-1 distribution and service fees incurred on Real Estate Securities’ Class B Shares during the period. Class B Shares of Real Estate Securities converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of

Changes in Net Assets

	Global Infrastructure		Real Asset Income
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$11,022,282	$12,601,904	$14,438,868	$5,112,659
Net realized gain (loss) from:
Investments and foreign currency	40,883,863	29,308,323	7,595,091	2,318,291
Futures contracts	—	—	(210,314)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	21,130,314	32,174,470	8,674,423	(4,290,270)
Futures contracts	—	—	(5,693)	—
Net increase (decrease) in net assets from operations	73,036,459	74,084,697	30,492,375	3,140,680
Distributions to Shareholders
From net investment income:
Class A	(3,819,651)	(1,665,053)	(3,681,453)	(2,130,351)
Class B	—	—	—	—
Class C	(141,027)	(166,661)	(1,548,404)	(769,597)
Class R3	(4,296)	(1,812)	—	—
Class R6	—	—	—	—
Class I	(7,453,335)	(10,257,950)	(9,160,890)	(2,659,739)
From accumulated net realized gains:
Class A	(18,623,966)	(3,830,961)	(1,883,332)	(1,085,838)
Class B	—	—	—	—
Class C	(1,791,187)	(796,967)	(1,021,448)	(511,398)
Class R3	(26,028)	(5,660)	—	—
Class R6	—	—	—	—
Class I	(28,246,630)	(21,492,340)	(5,395,717)	(1,146,313)
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(60,106,120)	(38,217,404)	(22,691,244)	(8,303,236)
Fund Share Transactions
Proceeds from sale of shares	329,294,352	386,701,678	446,399,912	140,616,830
Proceeds from shares issued to shareholders due to reinvestment of distributions	40,748,879	14,768,121	21,890,232	7,667,003
	370,043,231	401,469,799	468,290,144	148,283,833
Cost of shares redeemed	(367,002,126)	(114,890,535)	(81,593,986)	(52,808,373)
Net increase (decrease) in net assets from Fund share transactions	3,041,105	286,579,264	386,696,158	95,475,460
Net increase (decrease) in net assets	15,971,444	322,446,557	394,497,289	90,312,904
Net assets at the beginning of period	652,551,176	330,104,619	132,499,472	42,186,568
Net assets at the end of period	$668,522,620	$652,551,176	$526,996,761	$132,499,472
Undistributed (Over-distribution of) net investment income at the end of period	$(60,070)	$343,356	$(261,314)	$(201,839)

See accompanying notes to financial statements.

54	Nuveen Investments

	Real Estate Securities
	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$77,317,947	$67,142,785
Net realized gain (loss) from:
Investments and foreign currency	370,849,129	234,979,977
Forward foreign currency exchange contracts	—	—
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	777,281,964	(260,427,676)
Forward foreign currency exchange contracts	—	—
Futures contracts	—	—
Net increase (decrease) in net assets from operations	1,225,449,040	41,695,086
Distributions to Shareholders
From net investment income:
Class A(1)	(10,366,524)	(9,392,460)
Class B	—	(7,352)
Class C	(595,203)	(431,481)
Class R3	(819,654)	(734,437)
Class R6(2)	(3,943,295)	(585,383)
Class I	(63,254,516)	(55,808,963)
From accumulated net realized gains:
Class A	(39,109,300)	(42,735,214)
Class B	—	(101,601)
Class C	(4,772,983)	(4,981,271)
Class R3	(3,594,423)	(3,902,065)
Class R6(2)	(12,128,607)	(4,703,048)
Class I	(206,454,568)	(212,236,645)
Return of capital:
Class A	—	(4,535,932)
Class B	—	(10,937)
Class C	—	(489,980)
Class R3	—	(431,311)
Class R6(2)	—	(258,478)
Class I	—	(21,459,498)
Decrease in net assets from distributions to shareholders	(345,039,073)	(362,806,056)
Fund Share Transactions
Proceeds from sale of shares	1,615,169,552	1,627,912,622
Proceeds from shares issued to shareholders due to reinvestment of distributions	266,479,372	265,259,924
	1,881,648,924	1,893,172,546
Cost of shares redeemed	(1,469,247,528)	(1,728,304,096)
Net increase (decrease) in net assets from Fund share transactions	412,401,396	164,868,450
Net increase (decrease) in net assets	1,292,811,363	(156,242,520)
Net assets at the beginning of period	3,953,414,485	4,109,657,005
Net assets at the end of period	$5,246,225,848	$3,953,414,485
Undistributed (Over-distribution of) net investment income at the end of period	$(7,734,434)	$(6,108,521)

(1)	Includes distributions to shareholders of Class B Shares during the period. Class B Shares of the Fund converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class R6 Shares were established and commenced operations on April 30, 2013.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial

Highlights

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
Year Ended 12/31
2014	$10.35	$0.20	$1.24	$1.44	$(0.16)	$(0.84)	$(1.00)	$10.79
2013	9.56	0.21	1.17	1.38	(0.16)	(0.43)	(0.59)	10.35
2012	8.59	0.21	1.12	1.33	(0.20)	(0.16)	(0.36)	9.56
2011(d)	8.87	0.04	0.03	0.07	(0.13)	(0.22)	(0.35)	8.59
Year Ended 10/31
2011	9.42	0.20	(0.11)	0.09	(0.16)	(0.48)	(0.64)	8.87
2010	7.80	0.16	1.58	1.74	(0.12)	—	(0.12)	9.42
Class C (11/08)
Year Ended 12/31
2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	(0.90)	10.71
2013	9.49	0.13	1.17	1.30	(0.09)	(0.43)	(0.52)	10.27
2012	8.53	0.13	1.11	1.24	(0.12)	(0.16)	(0.28)	9.49
2011(d)	8.75	0.03	0.03	0.06	(0.06)	(0.22)	(0.28)	8.53
Year Ended 10/31
2011	9.32	0.14	(0.12)	0.02	(0.11)	(0.48)	(0.59)	8.75
2010	7.75	0.09	1.57	1.66	(0.09)	—	(0.09)	9.32
Class R3 (11/08)
Year Ended 12/31
2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	(0.96)	10.95
2013	9.68	0.19	1.18	1.37	(0.14)	(0.43)	(0.57)	10.48
2012	8.68	0.18	1.15	1.33	(0.17)	(0.16)	(0.33)	9.68
2011(d)	8.95	0.04	0.02	0.06	(0.11)	(0.22)	(0.33)	8.68
Year Ended 10/31
2011	9.40	0.05	(0.02)	0.03	—	(0.48)	(0.48)	8.95
2010	7.78	0.13	1.59	1.72	(0.10)	—	(0.10)	9.40
Class I (12/07)
Year Ended 12/31
2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	(1.05)	10.77
2013	9.57	0.24	1.17	1.41	(0.20)	(0.43)	(0.63)	10.35
2012	8.62	0.23	1.13	1.36	(0.25)	(0.16)	(0.41)	9.57
2011(d)	8.92	0.04	0.03	0.07	(0.15)	(0.22)	(0.37)	8.62
Year Ended 10/31
2011	9.46	0.23	(0.12)	0.11	(0.17)	(0.48)	(0.65)	8.92
2010	7.82	0.18	1.59	1.77	(0.13)	—	(0.13)	9.46

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

14.11%	$268,672	1.43%		1.57%		1.22%		1.77%		162%
14.73	107,137	1.43		1.87		1.23		2.07		166
15.52	68,763	1.43		2.08		1.24		2.28		200
0.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

0.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314

13.28	24,820	2.18		0.74		1.97		0.95		162
13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200
0.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

0.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		0.51		2.00		1.14		314

13.86	399	1.68		1.33		1.47		1.54		162
14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200
0.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

0.36	15	2.05		(0.03)		1.50		0.55		273
22.27	8	2.13		0.91		1.50		1.54		314

14.46	374,631	1.18		1.68		0.97		1.88		162
15.03	525,149	1.18		2.12		0.98		2.33		166
15.78	246,922	1.18		2.32		0.99		2.51		200
0.85	117,085	1.39	*	2.65	*	0.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/11)
2014	$22.01	$1.15	$2.18	$3.33	$(1.16)	$(0.40)	$(1.56)	$23.78
2013	22.27	1.14	0.21	1.35	(1.12)	(0.49)	(1.61)	22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(0.41)	(1.54)	22.27
2011(d)	20.00	0.26	0.35	0.61	(0.23)	—	(0.23)	20.38
Class C (9/11)
2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	(1.38)	23.79
2013	22.26	0.99	0.19	1.18	(0.94)	(0.49)	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(0.97)	(0.41)	(1.38)	22.26
2011(d)	20.00	0.21	0.35	0.56	(0.19)	—	(0.19)	20.37
Class I (9/11)
2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	(1.62)	23.78
2013	22.27	1.21	0.19	1.40	(1.17)	(0.49)	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(0.41)	(1.59)	22.27
2011(d)	20.00	0.27	0.36	0.63	(0.25)	—	(0.25)	20.38

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

15.40%	$115,322	1.25%		4.77%		1.17%		4.85%		86%
6.13	49,174	1.34		4.87		1.17		5.05		141
17.22	10,365	1.68		5.06		1.17		5.57		177
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

14.54	65,928	2.00		4.07		1.92		4.14		86
5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

15.69	345,747	0.99		5.29		0.92		5.37		86
6.40	58,677	1.10		5.11		0.92		5.29		141
17.50	27,343	1.52		5.10		0.92		5.70		177
3.13	10,159	1.87	*	3.60	*	0.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
Year Ended 12/31
2014	$19.46	$0.32	$5.62	$5.94	$(0.33)	$(1.28)	$—	$(1.61)	$23.79
2013	21.02	0.27	(0.06)	0.21	(0.29)	(1.35)	(0.13)	(1.77)	19.46
2012	18.76	0.28	3.07	3.35	(0.43)	(0.66)	—	(1.09)	21.02
2011(d)	18.84	0.09	0.05	0.14	(0.11)	(0.11)	—	(0.22)	18.76
Year Ended 10/31
2011	17.58	0.29	1.43	1.72	(0.22)	(0.24)	—	(0.46)	18.84
2010	12.44	0.32	5.20	5.52	(0.38)	—	—	(0.38)	17.58
Class C (2/00)
Year Ended 12/31
2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	—	(1.44)	23.24
2013	20.59	0.12	(0.08)	0.04	(0.12)	(1.35)	(0.13)	(1.60)	19.03
2012	18.39	0.12	3.01	3.13	(0.27)	(0.66)	—	(0.93)	20.59
2011(d)	18.46	0.06	0.05	0.11	(0.07)	(0.11)	—	(0.18)	18.39
Year Ended 10/31
2011	17.23	0.14	1.41	1.55	(0.08)	(0.24)	—	(0.32)	18.46
2010	12.21	0.19	5.12	5.31	(0.29)	—	—	(0.29)	17.23
Class R3 (9/01)
Year Ended 12/31
2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	—	(1.56)	24.13
2013	21.29	0.23	(0.08)	0.15	(0.24)	(1.35)	(0.13)	(1.72)	19.72
2012	18.99	0.23	3.12	3.35	(0.39)	(0.66)	—	(1.05)	21.29
2011(d)	19.07	0.08	0.05	0.13	(0.10)	(0.11)	—	(0.21)	18.99
Year Ended 10/31
2011	17.79	0.24	1.46	1.70	(0.16)	(0.26)	—	(0.42)	19.07
2010	12.57	0.31	5.24	5.55	(0.33)	—	—	(0.33)	17.79
Class R6 (4/13)
2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	—	(1.68)	24.17
2013(e)	24.06	0.31	(2.94)	(2.63)	(0.23)	(1.35)	(0.13)	(1.71)	19.72
Class I (6/95)
Year Ended 12/31
2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	—	(1.68)	24.10
2013	21.26	0.35	(0.08)	0.27	(0.35)	(1.35)	(0.13)	(1.83)	19.70
2012	18.97	0.35	3.09	3.44	(0.49)	(0.66)	—	(1.15)	21.26
2011(d)	19.05	0.10	0.05	0.15	(0.12)	(0.11)	—	(0.23)	18.97
Year Ended 10/31
2011	17.77	0.34	1.45	1.79	(0.24)	(0.27)	—	(0.51)	19.05
2010	12.57	0.36	5.26	5.62	(0.42)	—	—	(0.42)	17.77

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

30.94%	$751,098	1.30%		1.44%		1.30%		1.44%		89%
1.04	634,978	1.25		1.25		1.25		1.25		89
18.07	750,073	1.28		1.33		1.26		1.35		76
0.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133

29.99	91,172	2.05		0.69		2.05		0.69		89
0.25	72,172	2.00		0.56		2.00		0.56		89
17.19	69,935	2.03		0.57		2.01		0.60		76
0.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		0.76		2.02		.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133

30.66	68,569	1.55		1.22		1.55		1.22		89
0.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76
0.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133

31.51	250,116	0.89		2.12		0.89		2.12		89
(10.88)	79,796	0.88	*	2.15	*	0.88	*	2.15	*	89

31.28	4,085,270	1.05		1.75		1.05		1.75		89
1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76
0.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	0.99		2.29		0.99		2.29		133

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Equity securities in which the Fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies (“investment companies”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers.

The Fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies, and include common stock, preferred securities, hybrid securities and

62	Nuveen Investments

convertible securities, as well as interests in REITs, exchange-traded notes (“ETNs”), other investment companies (including ETFs) and equity securities issued by MLPs. Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

The infrastructure assets that Global Infrastructure and Real Asset Income invests consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Funds may use these derivatives to manage market or business risk, enhance the Funds’ return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Real Estate Securities offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of Real Estate Securities were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of December 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Outstanding when-issued/delayed delivery purchase commitments	$199,468	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	63

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Prior to January 1, 2014, Real Asset Income’s dividends from net investment income were declared and distributed to shareholders quarterly. Effective January 1, 2014, Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. REIT distributions received by the Funds are generally comprised of ordinary income, long-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2014, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 68.74% and 71.66% ordinary income, 7.32% and 17.45% long-term capital gains, and 23.94% and 10.89% return of REIT capital, respectively. For the fiscal year ended December 31, 2013, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 85.04% and 72.54% ordinary income, 5.42% and 16.62% long-term capital gains, and 9.54% and 10.85% return of capital, respectively.

For the fiscal years ended December 31, 2014 and December 31, 2013, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2014 and December 31, 2013, are reflected in the accompanying financial statements.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Prior to January 1, 2014, income and expenses of Real Asset Income that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective January 1, 2014, income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class.

Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

64	Nuveen Investments

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as

Nuveen Investments	65

Notes to Financial Statements (continued)

provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$349,025,741	$277,864,482	**	$—	$626,890,223
Real Estate Investment Trust Common Stocks	20,171,436	—		—	20,171,436
Investment Companies	1,872,217	—		—	1,872,217
Short-Term Investments:
Repurchase Agreements	—	21,787,221		—	21,787,221
Total	$371,069,394	$299,651,703		$—	$670,721,097

Real Asset Income
Long-Term Investments*:
Common Stocks	$55,598,915	$56,479,859	**	$—	$112,078,774
Real Estate Investment Trust Common Stocks	147,793,464	4,071,127	**	—	151,864,591
Convertible Preferred Securities	12,852,598	1,661,285	**	—	14,513,883
$25 Par (or similar) Retail Preferred	99,492,689	5,117,931	**	—	104,610,620
Corporate Bonds	—	92,582,061		—	92,582,061
$1,000 Par (or similar) Institutional Preferred	—	21,458,222		—	21,458,222
Investment Companies	3,859,210	—		—	3,859,210
Short-Term Investments:
Repurchase Agreements	—	16,399,963		—	16,399,963
Investments in Derivatives:
Futures Contracts***	(5,693)	—		—	(5,693)
Total	$319,591,183	$197,770,448		$—	$517,361,631

66	Nuveen Investments

Real Estate Securities	Level 1	Level 2	Level 3****	Total
Long-Term Investments*:
Common Stocks	$102,213,449	$—	$—	$102,213,449
Real Estate Investment Trust Common Stocks	5,013,120,238	6,558,003	16,136	5,019,694,377
$25 Par (or similar) Retail Preferred	2,557,831	—	—	2,557,831
Investment Companies	3,589,996	—	—	3,589,996
Investments Purchased with Collateral from Securities Lending	292,708,149	—	—	292,708,149
Short-Term Investments:
Money Market Funds	109,319,380	—	—	109,319,380
Total	$5,523,509,043	$6,558,003	$16,136	$5,530,083,182
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	67

Notes to Financial Statements (continued)

As of December 31, 2014, investments in non-U.S. securities for the Funds were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$58,465,194	8.7%
France	45,823,002	6.9
Australia	44,179,709	6.6
Hong Kong	35,307,309	5.3
Italy	28,890,775	4.3
Spain	24,207,466	3.6
United Kingdom	22,196,060	3.3
Japan	20,778,191	3.1
Other Countries	126,185,478	18.9
Total non-U.S. securities	$406,033,184	60.7%

Real Asset Income	Value	% of Net Assets
Country:
Canada	$26,952,922	5.1%
Australia	23,790,123	4.5
United Kingdom	20,099,057	3.8
Other Countries	76,778,393	14.6
Total non-U.S. securities	$147,620,495	28.0%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and investments in derivatives, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. The Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Fund’s custodian serves as the securities lending agent for the Fund. The Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

68	Nuveen Investments

The following table presents the securities out on loan for the Fund, which are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	U.S. Bank National Association	$283,238,730	$(283,238,730)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by the Fund during the current fiscal period, were as follows:

Real Estate Securities
Securities lending fees paid	$43,934

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$21,787,221	$(21,787,221)	$—
Real Asset Income	Fixed Income Clearing Corporation	16,399,963	(16,399,963)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income shorted five-year U.S. Treasury futures contracts to reduce the duration of the Fund’s fixed income holdings as a hedge against potential increases in interest rates.

Nuveen Investments	69

Notes to Financial Statements (continued)

The average notional amount of futures contracts outstanding during the current fiscal period, was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$8,222,106
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(5,693)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not cash collateral at brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$(210,314)	$(5,693)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

70	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 12/31/2014		Year Ended 12/31/2013
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,800,996	$211,080,904	5,588,179	$58,082,505
Class C	576,281	6,436,615	588,366	5,974,441
Class R3	22,441	253,590	9,318	95,677
Class I	10,047,145	111,523,243	32,076,549	322,549,055
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,056,474	22,070,586	518,746	5,293,844
Class C	169,028	1,786,657	88,078	885,185
Class R3	2,804	30,324	725	7,473
Class I	1,565,975	16,861,312	839,817	8,581,619
	33,241,144	370,043,231	39,709,778	401,469,799
Shares redeemed:
Class A	(6,307,245)	(69,520,346)	(2,951,809)	(30,304,376)
Class C	(387,127)	(4,260,885)	(222,964)	(2,269,796)
Class R3	(2,010)	(23,253)	(10,089)	(104,418)
Class I	(27,538,751)	(293,197,642)	(7,997,102)	(82,211,945)
	(34,235,133)	(367,002,126)	(11,181,964)	(114,890,535)
Net increase (decrease)	(993,989)	$3,041,105	28,527,814	$286,579,264

	Year Ended 12/31/2014		Year Ended 12/31/2013
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,975,743	$95,199,279	2,431,065	$56,055,103
Class C	1,754,880	42,121,515	989,023	22,751,237
Class I	12,916,934	309,079,118	2,674,471	61,810,490
Shares issued to shareholders due to reinvestment of distributions:
Class A	229,985	5,446,489	138,474	3,082,882
Class C	101,734	2,404,487	53,642	1,190,666
Class I	591,452	14,039,256	151,998	3,393,455
	19,570,728	468,290,144	6,438,673	148,283,833
Shares redeemed:
Class A	(1,590,358)	(37,859,998)	(800,797)	(18,021,111)
Class C	(205,333)	(4,812,995)	(123,929)	(2,805,802)
Class I	(1,635,417)	(38,920,993)	(1,388,622)	(31,981,460)
	(3,431,108)	(81,593,986)	(2,313,348)	(52,808,373)
Net increase (decrease)	16,139,620	$386,696,158	4,125,325	$95,475,460

Nuveen Investments	71

Notes to Financial Statements (continued)

	Year Ended 12/31/2014		Year Ended 12/31/2013
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,798,648	$174,580,635	7,757,954	$170,369,837
Class A – automatic conversion of Class B Shares	55,742	1,264,559	—	—
Class B – exchanges	2	48	872	19,723
Class C	786,645	17,357,499	1,013,600	21,965,292
Class R3	912,678	20,756,731	991,198	22,034,952
Class R6	8,287,538	185,057,751	3,419,556	74,250,553
Class R6 – exchange of Class I Shares	—	—	973,923	23,432,591
Class I	53,394,810	1,216,152,329	59,285,439	1,315,839,674
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,089,374	48,290,610	2,758,391	54,751,181
Class B	210	4,374	6,006	115,283
Class C	169,093	3,827,585	215,600	4,145,216
Class R3	187,460	4,396,028	252,051	5,063,989
Class R6	598,145	14,056,685	206,976	4,087,394
Class I	8,362,180	195,904,090	9,806,899	197,096,861
	82,642,525	1,881,648,924	86,688,465	1,893,172,546
Shares redeemed:
Class A	(11,008,579)	(245,305,581)	(13,565,549)	(295,538,106)
Class B	(10,482)	(215,949)	(34,477)	(720,628)
Class B – automatic conversion to Class A Shares	(57,242)	(1,264,559)	—	—
Class C	(825,398)	(17,861,481)	(834,178)	(17,485,554)
Class R3	(1,261,992)	(28,468,452)	(1,656,763)	(36,613,220)
Class R6	(2,582,476)	(59,999,598)	(553,374)	(12,003,650)
Class I	(49,931,349)	(1,116,131,908)	(61,623,386)	(1,342,510,347)
Class I – exchange to Class R6 Shares	—	—	(973,923)	(23,432,591)
	(65,677,518)	(1,469,247,528)	(79,241,650)	(1,728,304,096)
Net increase (decrease)	16,965,007	$412,401,396	7,446,815	$164,868,450

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the fiscal year ended December 31, 2014, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$968,001,564	$601,469,913	$4,131,427,387
Sales and maturities	1,015,845,469	239,657,965	4,013,220,133

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

72	Nuveen Investments

As of December 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$595,817,724	$513,100,056	$4,170,657,823
Gross unrealized:
Appreciation	$89,190,232	$16,106,211	$1,359,425,359
Depreciation	(14,286,859)	(11,838,943)	—
Net unrealized appreciation (depreciation) of investments	$74,903,373	$4,267,268	$1,359,425,359

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, investments in partnerships, foreign currency transactions, investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2014, the Funds’ tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$(61,949)	$(769)	$3,963
Undistributed (Over-distribution of) net investment income	(7,399)	(107,596)	35,332
Accumulated net realized gain (loss)	69,348	108,365	(39,295)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2014, the Funds’ tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$3,380,209	$266,380	$35,863,403
Undistributed net long-term capital gains	1,648,066	455,116	50,487,810
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2014 and December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$46,468,004	$22,405,089	$194,293,203
Distributions from net long-term capital gains[2]	13,638,116	286,155	150,745,870
Return of capital	—	—	—

2013	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$34,609,305	$7,909,220	$149,471,076
Distributions from net long-term capital gains	3,608,099	394,016	186,148,844
Return of capital	—	—	27,186,136
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]	The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2014.

As of December 31, 2014, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Real Asset Income
Post-October capital losses[3]	$453,171
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2014 through December 31, 2014, the Fund’s tax year end.
[4]	Specified losses incurred from November 1, 2014 through December 31, 2014.

Nuveen Investments	73

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Asset Income Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	0.7500%	0.6000%	0.7000%
For the next $125 million	0.7375	0.5875	0.6875
For the next $250 million	0.7250	0.5750	0.6750
For the next $500 million	0.7125	0.5625	0.6625
For the next $1 billion	0.7000	0.5500	0.6500
For net assets over $2 billion	0.6750	0.5250	0.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	0.1716%
Real Asset Income	0.1639
Real Estate Securities	0.1796

The Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2015 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of Fund shares of Global Infrastructure and Real Asset Income, respectively.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that

74	Nuveen Investments

enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended December 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$147,285	$924,397	$173,685
Paid to financial intermediaries (Unaudited)	129,556	826,137	152,739

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended December 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$62,463	$512,554	$156,410

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended December 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$45,051	$204,632	$131,914

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended December 31, 2014, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$9,826	$31,894	$6,459

Nuveen Investments	75

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

Boston, MA 02111

U.S. Bank National
Association*

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* For Nuveen Real Estate Securities Fund.

Distribution Information: Each Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Global Infrastructure	Real Asset Income	Real Estate Securities
% QDI	33%	13%	0%
% DRD	15%	2%	0%

Foreign Taxes: Nuveen Global Infrastructure Fund paid qualifying foreign taxes of $1,143,218 and earned $9,298,709 foreign source income during the calendar year ended December 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.02 per share as foreign taxes paid and $0.15 per share as income earned from foreign sources for the calendar year ended December 31, 2014. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

76	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Corporate High Yield Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch U.S. Preferred Securities Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch REIT Preferred Securities Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend: A custom comprised of a weighting of 33% S&P Global Infrastructure Index, 12% BofA Merrill Lynch U.S. Preferred Securities Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA Merrill Lynch REIT

Nuveen Investments	77

Glossary of Terms Used in this Report (Unaudited) (continued)

Preferred Securities Index and 20% Barclays U.S. Corporate High Yield Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

78	Nuveen Investments

Directors

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at eleven. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	195
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	195

Nuveen Investments	79

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Director	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Director	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195

80	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	196
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

Nuveen Investments	81

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	196
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	196
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	196
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	196
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	196

82	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

84	Nuveen Investments

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

86	Nuveen Investments

may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Real Asset Income Fund (the “Real Asset Income Fund”), which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, including the Real Asset Income Fund, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following:

Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”) and Nuveen Real Estate Securities Fund (the “Real Estate Fund”) had satisfactory performance compared to their peers. In this regard, the Global Infrastructure Fund performed in the second or third quartile over various periods and the Real Estate Fund performed in the third quartile in the one-year period, the second quartile in the three-year period and the first quartile in the five-year period.

With respect to the Real Asset Income Fund, the Board noted that the Fund’s Performance Peer Group was classified as less relevant as noted above and, as such, the Board considered the Fund’s performance compared to its benchmark. In this regard, however, the Board noted that the Real Asset Income Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages, except the Real Estate Fund, which had a net management fee that was slightly higher than its peer average, but a net expense ratio that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

90	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

92	Nuveen Investments

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.

Recent Developments

The Transaction closed on October 1, 2014. As of such date, new investment management agreements and new sub-advisory agreements took effect for those Nuveen funds that had obtained shareholder approval. For Nuveen funds that had not obtained shareholder approval as of such date, interim investment management agreements and interim sub-advisory agreements were put in place.

Nuveen Investments	93

Notes

94	Nuveen Investments

Notes

Nuveen Investments	95

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FREGIF-1214D        6255-INV-Y02/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended December 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund [5]	41,412	0	15,056	0
Nuveen Real Estate Securities Fund	57,742	0	1,196	0
Nuveen Real Asset Income Fund [5]	39,831	0	2,196	0

Total	$138,985	$0	$18,448	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Funds converted from US Bank to State Street Bank, effective 5/19/14.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

December 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	39,784	0	25,516	0
Nuveen Real Estate Securities Fund	56,440	0	8,679	0
Nuveen Real Asset Income Fund	38,040	0	4,794	0

Total	$134,264	$0	$38,989	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund [1]	15,056	0	0	15,056
Nuveen Real Estate Securities Fund	1,196	0	0	1,196
Nuveen Real Asset Income Fund [1]	2,196	0	0	2,196

Total	$18,448	$0	$0	$18,448

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[1]	Funds converted from US Bank to State Street Bank, effective 5/19/14.

Fiscal Year Ended December 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	25,516	0	0	25,516
Nuveen Real Estate Securities Fund	8,679	0	0	8,679
Nuveen Real Asset Income Fund	4,794	0	0	4,794

Total	$38,989	$0	$0	$38,989

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 6, 2015